As filed with the Securities and Exchange Commission on December 1, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Emma L. Rodriguez-Ayala, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

ANNUAL REPORT
SEPTEMBER 30, 2023

Ariel investments

ANNUAL REPORT SEPTEMBER 30, 2023

Go Green! Help the environment and reduce paper. To receive your fund materials digitally, please visit www.arielinvestments.com/e-delivery to sign up for paperless delivery. Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 arielinvestments.com linkedin.com/company/ariel-investments instagram.com/arielinvestments twitter.com/arielinvests

Ariel Fund Ariel Appreciation Fund

As of September 30, 2023

Average Annual Total Returns (%)

	Quarter	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Fund	-7.15	2.12	14.56	12.45	3.73	7.50	10.37

Russell 2500 Value Index	-3.66	1.95	11.34	13.33	3.99	6.95	10.29

Russell 2500 Index	-4.78	3.59	11.28	8.39	4.55	7.90	10.12

S&P 500 Index	-3.27	13.07	21.62	10.16	9.92	11.92	10.46
* The inception date for Ariel Fund is 11/06/86.

Average Annual Total Returns (%)

	Quarter	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Appreciation Fund	-6.48	-0.08	14.95	10.82	4.16	6.38	9.73

Russell Midcap Value Index	-4.46	0.54	11.05	10.99	5.18	7.92	10.51

Russell Midcap Index	-4.68	3.91	13.45	8.10	6.38	8.99	10.67

S&P 500 Index	-3.27	13.07	21.62	10.16	9.92	11.92	9.93

* The inception date for Ariel Appreciation Fund is 12/01/89.

Dear Fellow Shareholder: Three-quarters of the way into the year, two separate and distinct versions of the stock market are playing out. The big companies comprising the S&P 500 Index have posted double-digit returns, driven by very narrow tech stock leadership, while small companies have been sidelined. To this point, The Wall Street Journal notes, “The Russell 2000 Index remains in a bear market since peaking in late 2021 and has lagged behind the large capitalization Russell 1000 by 13 percentage points this year.”1 The Federal Reserve’s monetary policy is principally responsible for this stark performance differential. To tame inflation not seen in four decades, the Fed has rapidly increased interest rates over the last 20 months. Many remain concerned these efforts to manage a slowdown will trigger a recession. These fears intensified once the Fed conceded that rates—now at a 22-year high—would need to be “higher for longer.” In a recessionary scenario, smaller companies tend to be more economically sensitive than their larger cap brethren, especially big tech, which are now viewed as defensive businesses that can grow through any economic cycle. Hence, the cloud looms over the small and mid-cap benchmarks—with their value counterparts even more chastened.

Against this backdrop, our own interest rate-sensitive names, particularly those that are housing-related, penalized our results during the third quarter. And yet, our year-to-date returns remain compelling versus our indices—particularly our primary value benchmarks. As higher mortgage rates

Ariel Investments John W. Rogers, Jr.Chairman & Co-CEO Mellody Hobson Co-CEO & President

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

1 Spencer Jakab. “It’s Almost Time to Buy Small Caps.” The Wall Street Journal. October 11, 2023. Page B14.

SLOW AND STEADY WINS THE RACE	3

have negatively impacted new home sales in recent months, companies like mortgage servicer, First American Financial (FAF); generator maker, Generac Holdings Inc. (GNRC); and pool provider, Leslie’s, Inc. (LESL) have traded down in anticipation of ongoing weakness. While housing affordability may be upended by Fed monetary policy in the near term, we believe a continuing housing shortage in the U.S. must ultimately be addressed. As new home sales normalize, we expect our oversold housing names to recover.

Fear and Loathing in Las Vegas

Someone once said, “Every problem can be an opportunity.” Herein lies the essence of value investing. Those of us who look for mispriced securities seek to determine if a distressed stock price represents a temporary setback or a permanent barrier. To that point, since its public company debut, Sphere Entertainment Company (SPHR) has been one of our most contrarian holdings whose compounding problems created a great buying opportunity that is beginning to pay off.

Sphere is a stock born in angst. This past April, long-time holding Madison Square Garden Entertainment Corp. (MSGE) continued a multi-year transformation by splitting into two companies. Madison Square Garden Entertainment houses the world-renowned Madison Square Garden and Radio City Music Hall, among other noted venues. Sphere Entertainment Company owns the new state-of-the-art Sphere in Las Vegas as well as the regional sports network MSG Networks. At the end of March, the combined company traded at a 43% discount to our estimate of its private market value. Executive Chairman and CEO James Dolan believed separating the businesses into two publicly traded entities would allow investors to value them properly. We agreed and still hold both in our various domestic portfolios.

The pre-market spinoff sentiment for MSGE was higher because of the cash flow generation of its renowned assets. By contrast, investors were negative about SPHR. Jim Dolan’s “pet project” was a fully immersive entertainment concept facing significant cost overruns. The building is the largest spherical structure in the world and can even be seen from space. It is so immense that the entire Statute of Liberty could fit inside. It holds up to 20,000 people and boasts the biggest LED screen in the world—measuring more than three football fields. The Sphere’s sound system, comprised of 160,000 speakers, is said to make every seat “the best seat in the house.” Solar power provides 70% of its energy.

The structure’s original $1.2 billion estimated cost announced in May 2019 was revised upward five times—ultimately coming in at $2.3 billion or 92% over budget. This price tag left Wall Street aghast. Doubt turned to revulsion.

We, too, were initially skeptical of management’s unbridled enthusiasm for the Sphere—that is, until we visited a one-fourth-sized “mockup” of the structure outside of Los Angeles, toured the Las Vegas construction site at various stages of completion, and did the math. We do not invest in hope. Our experience and expertise convinced us of the uniqueness of the concept and the possibility that an instant icon could be created.

“Since its public company debut, Sphere Entertainment Company has been one of our most contrarian holdings whose compounding problems created a great buying opportunity that is beginning to pay off.”

We were also intrigued by the bonus cash flow that could be generated by the building itself. The so-called “exoskeleton”—or skin of the structure—is a programmable LED screen available for advertising and could perhaps become the largest billboard ever created. We believed that in success, the building could be replicated in other areas of the world enabling costs to be amortized to generate higher returns. Lastly, the stock was cheap.

The major bear cases were (are):

•	SPHR would not be able to sell off its hospitality subsidiary, TAO Group, in tough market conditions. Update: They did and secured a nice price as well.

•	They would flip the switch and the building would not light up. Update: It did.

•	There would be a massive share overhang from the spinoff as investors chose to divest SPHR and hold MSGE. Update: That did happen, but ultimately, an asset or company trades back to intrinsic value after the initial supply/demand conditions settle. The overhang allowed us to accumulate cheaper SPHR shares as investors were dumping them and benefitted MSGE which we used to fund those purchases.

4	SLOW AND STEADY WINS THE RACE

•	The economic value of the Sphere is closer to the initial $1.2 billion cost estimate versus the actual final $2.3 billion cost. Update: This may prove true, but the current market implied value of the Sphere is closer to the initial cost. At one point, the actual traded market implied value of the Sphere was below the initial cost, which we viewed as a dramatically bearish assessment.

•	The business model to build new Spheres suggests years of capital intensive, low return misery. Update: Management has been clear that any future Sphere development will employ a capital-light strategy whereby the construction cost risk and capital outlay are assumed by another party.

SPHR closed at $25.61 a share on April 21, 2023, its first day of trading as a stand-alone company. In less than a month, the stock had drifted down to a $21.53 low. Even against conservative assumptions, this price tag was deeply discounted in our view. Then, as word of the inaugural U2 residency and the building’s breakthrough innovations began to spread, fear and loathing quickly turned to enthusiasm and anticipation. The Washington Post proclaimed, “The Duomo. The Pantheon. The Superdome. The Sphere.”2 Shares jumped +11% after the building, and U2 opened to rave reviews in late September, closing out the quarter at $37.16—a +69% increase from its spring inception price.

Despite early successes, we continue to debate the investment by reference checking every aspect of the opportunity—from its staying power to its ability to replicate. Although we have taken some profits as shares have run up, we continue to hold the name as SPHR trades at a 35% discount to our private market value estimate as we write.

Our Ariel View

From where we sit, a recession is not guaranteed—although a world of “polycrises” is amplifying risk. Two terrible wars, congressional dysfunction, a looming government shutdown as well as an ever-worsening situation at the border point to escalating dangers to the global economy. As bottom-up stock pickers, we do not make macroeconomic prognostications and cannot predict what will happen. Still, if a recession does unfold, we continue to believe it would be mild when one considers the enduring strength in consumer confidence, labor markets, wages, and overall economic growth.

Despite our more sanguine view, worst-case scenarios are being priced into large swaths of the market as well as our portfolios. Having just passed a massive stress test (the pandemic) and sitting with a portfolio priced for the bad state of the world, we believe our ever-growing margin of safety3 will serve us well. We also take solace in knowing smaller companies tend to rebound strongly from economic slowdowns. In fact, “[o]ver the past 11 recessions, a small-cap stock index maintained by MSCI has beaten large caps in the 12 months after a recession was declared every time, leading them by 16.51 percentage points on average.”4

Portfolio Comings and Goings

During the quarter, in Ariel Fund, we added marketer and distributor of over-the-counter pharmaceutical drugs and products, Prestige Consumer Healthcare Inc. (PBH), which has a history of innovation and acquisitions to meet unmet consumer needs. We did not eliminate any names. Nor did we initiate or exit any positions in Ariel Appreciation Fund this quarter.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr. Chairman and Co-CEO	Mellody Hobson Co-CEO and President

[2]	Maura Judkis. “In Vegas, the only thing to Sphere is Sphere itself.” The Washington Post. October 11, 2023. Online.
[3]

Attempting to purchase a stock with a margin of safety does not protect investors from the loss of their investment, volatility associated with stocks, declining fundamentals, external forces, or our incorrect assumptions.

[4]	Spencer Jakab. “It’s Almost Time to Buy Small Caps.” The Wall Street Journal. October 11, 2023. Page B14.

SLOW AND STEADY WINS THE RACE	5

Management Discussion	Ariel Fund

Markets worldwide continued their upward trajectory through the first half of 2023 until the third quarter arrived. The dominating performance of the “magnificent seven1” and excitement for artificial intelligence technologies, overshadowed a potential debt ceiling breach, a brief banking crisis and ongoing inflationary pressures for most of the trailing one-year period. More recently fears of a government shutdown, striking autoworkers, surging oil prices and the prospect of interest rates remaining higher for longer drove the stock market rally to sputter. Against this backdrop, government bond yields soared and equities came under pressure. As the Federal Reserve attempts to steer the economy, some worry the risks of a hard-landing are growing. Although uncertainty and volatility are likely to remain elevated, we view the recession guessing game as noise within the context of our long-term investment horizon. Ariel Fund traded +14.56% higher over the trailing one-year period, outperforming the Russell 2500 Value Index’s +11.34% return and the +11.28% gain of the Russell 2500 Index.

Global cruise vacation company, Royal Caribbean Group (RCL), was the top contributor over the trailing one-year period. Shares surged following robust top- and bottom-line financial results, as stronger than anticipated consumer demand drove a record cruise season. Forward booking trends are also ahead of historical ranges at record pricing. These factors combined with further improvement in onboard spend and solid cost containment led management to increase RCL’s full-year 2023 guidance. We believe the revised revenue and earnings outlook lays the foundation for RCL to exceed its three-year strategic imperative, the Trifecta Program.

Live entertainment, media and technology company, Sphere Entertainment Co. (SPHR) was another top contributor to results. Shares jumped following news the Las Vegas venue was on track to open in late September and costs were in-line with expectations. Additionally, the company delivered a profitable fourth quarter relative to the loss posted a year ago. While the Sphere venue will take some time to reach its full potential, the company is planning to have events 365 days a year. In addition to hosting concert residencies, marquee sporting and corporate events, The Sphere Experience will debut in October, consisting of a series of exhibits chronicling technology’s impact on the development of human potential. Management also believes there is a significant opportunity for advertising and sponsorship on the Exosphere (the Sphere’s exterior) as well as licensing interior VIP hospitality suites. Meanwhile, U2 opened to great fanfare on September 29th—sending shares even higher into the month of October. In our view, the Sphere’s new experiential immersive venue and the company’s two regional sports and entertainment networks present a long-term opportunity, which remains meaningfully underappreciated at current trading levels.

By comparison, shares of leading direct-to-consumer pool and spa care services company, Leslie’s Inc. (LESL), were the largest detractor to relative performance over the trailing one-year period. Unfavorable weather across key markets and increased price sensitivity has resulted in weaker than expected store and website traffic trends. Investor concerns regarding the potential deflation on the price of chlorine further weighed on shares. In response to weaker than expected financial results, management is reducing inventory, cutting costs and installed a new CFO. Longer-term, we believe our thesis remains intact. In our view, the company continues to differentiate itself through its loyal client base, vertically integrated supply chain, scale advantage and seamless customer experience.

Leading entertainment company, Paramount Global (PARA) also traded lower over the trailing one-year period following a string of lackluster earnings reports and subsequent cut to its dividend. Linear Pay TV pressures including shifts in viewership, subscriber erosion and softer ad revenues presented headwinds. In response, PARA began a restructuring of the TV Media business, reducing domestic staff by 25%. Filmed Entertainment revenue and operating income also declined over the period due to timing and mix of theatrical releases, however, the 2023 and 2024 movie slates include many high-profile franchises returning to theatres. Meanwhile, Paramount+ continues to add subscribers, with global direct-to-consumer (DTC) subscriptions reaching 61 million. Although DTC revenues continue to grow, DTC operating losses expanded versus a year ago due to increased investment in content and marketing of the service. To cut down on spending and strengthen the value proposition of its streaming services, Paramount integrated Showtime with Paramount+ in June. We expect 2023 to be the peak year for streaming losses as management magnifies its focus on profitability for its DTC segment, which should drive positive free cash flow in 2024 and beyond. In our view, the value of Paramount’s proprietary content remains meaningfully underappreciated at current trading levels.

As the pendulum of worry swings from one scenario to another, our focus on recent events and macroeconomic developments is to consider their effect on the long-term intrinsic worth of our names over the next five-to-ten years. Although the new “higher for longer” rate regime will likely present headwinds to corporate earnings growth, we remain confident in our portfolio positioning and stand ready to take advantage of market sell offs. We strongly believe the patient investor that stays the course and consistently owns differentiated business models with solid competitive positioning, low leverage and robust balance sheets will deliver stronger returns over the long run.

[1]

The “Magnificent Seven” are the largest stocks in the S&P 500 Index driving market performance: Apple Inc. (AAPL), Amazon.com, Inc. (AMZN), Alphabet Inc. (GOOGL), Meta Platforms Inc. (META), Microsoft Corp. (MSFT), NVIDIA Corp. (NVDA) and Tesla, Inc. (TSLA).

Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.

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Management Discussion	Ariel Appreciation Fund

Markets worldwide continued their upward trajectory through the first half of 2023 until the third quarter arrived. The dominating performance of the “magnificent seven1” and excitement for artificial intelligence technologies, overshadowed a potential debt ceiling breach, a brief banking crisis and ongoing inflationary pressures for most of the trailing one-year period. More recently fears of a government shutdown, striking autoworkers, surging oil prices and the prospect of interest rates remaining higher for longer drove the stock market rally to sputter. Against this backdrop, government bond yields soared and equities came under pressure. As the Federal Reserve attempts to steer the economy, some worry the risks of a hard-landing are growing. Although uncertainty and volatility are likely to remain elevated, we view the recession guessing game as noise within the context of our long-term investment horizon. Ariel Appreciation Fund increased +14.95% over the trailing one-year period, ahead of the Russell Midcap Value Index and Russell Midcap Index, which returned +11.05% and +13.45%, respectively.

Global leader in electrical protection and connection solutions, nVent Electric plc (NVT), was the top contributor to results over the trailing one-year period on robust top- and bottom-line financial results. This performance reflects strong sales, margin expansion, healthy cash flow and continued execution of the company’s global strategy, which is focused on high-growth verticals, new products and innovation. Looking ahead, we expect NVT to benefit from secular trends towards increased electrification and data center development, as well as from internal operational improvements.

Shares of oil services company, Core Laboratories Inc. (CLB) also advanced over the period on solid earnings results and a subsequent increase in full-year guidance. This performance was driven by steady activity in the U.S. and an uptick in international markets, illustrating the operational leverage within its global, asset-light business model. CLB also continues to pay down debt. The ongoing geopolitical conflict between Russia and Ukraine, as well as associated European and U.S. sanctions, continue to disrupt the business and create near-term uncertainty, however, CLB is seeing progress in both onshore and offshore activity across its global operations. We have conviction in the management team’s long history of delivering strong operating results, robust free cash flow and returning capital to shareholders.

Alternatively, several positions weighed on relative performance over the trailing one-year period. Financial services provider, Charles Schwab Corporation (SCHW) traded lower, as the sudden run on Silicon Valley Bank’s deposits sparked investor concerns about the health of the U.S. financial system. While we believe the actions taken by the Fed were well constructed and have proved effective thus far in walling off the contagion, we acknowledge SCHW would be impacted by a reduced earnings trajectory near-term, as cash sorting (moving money from a checking, savings or money market account into higher yielding assets) has increased the need for more expensive short term funding sources. Meanwhile, the company addressed the cash sorting environment noting three key sources of liquidity and confirming over 80% of total bank deposits are FDIC insured. Amidst this backdrop, we continue to believe SCHW’s risk/reward is skewed to the upside and expect the company to weather these pressures by flexing its scale and customer-centric focus in support of its industry leading cost advantage. We also think the TD Ameritrade acquisition will continue to create incremental value and further enhance SCHW’s marketplace standing and long-term growth trajectory.

Global financial franchise Northern Trust Corporation (NTRS) also declined over the period. Consistent with broader trends in the banking sector, NTRS clients exhibited meaningful cash sorting behavior as they withdrew funds in search of higher deposit yields. This resulted in lower than anticipated wealth management fees, partially offset by increased costs for short-term funding as well as deposits. While net interest margin and net interest income will likely remain under pressure near-term, we believe NTRS remains well positioned. The company is a trusted name in a favorable industry with a diversified product offering and high barriers to entry. We believe Northern’s 130-year track record highlights its strength and stability of navigating macroeconomic volatility with a conservative, operating approach.

As the pendulum of worry swings from one scenario to another, our focus on recent events and macroeconomic developments is to consider their effect on the long-term intrinsic worth of our names over the next five-to-ten years. Although the new “higher for longer” rate regime will likely present headwinds to corporate earnings growth, we remain confident in our portfolio positioning and stand ready to take advantage of market sell offs. We strongly believe the patient investor that stays the course and consistently owns differentiated business models with solid competitive positioning, low leverage and robust balance sheets will deliver stronger returns over the long run.

[1]

The “Magnificent Seven” are the largest stocks in the S&P 500 Index driving market performance: Apple Inc. (AAPL), Amazon.com, Inc. (AMZN), Alphabet Inc. (GOOGL), Meta Platforms Inc. (META), Microsoft Corp. (MSFT), NVIDIA Corp. (NVDA) and Tesla, Inc. (TSLA).

Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.

SLOW AND STEADY WINS THE RACE	7

Performance Summary	Ariel Fund

As of September 30, 2023

John W. Rogers, Jr. Lead Portfolio Manager John P. Miller, CFA Portfolio Manager Kenneth E. Kuhrt,CPA Portfolio Manager

Inception: November 6, 1986

Composition of Equity Holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	37.15	14.95	14.99	14.13

Industrials	24.56	21.41	21.37	12.02

Financials	18.71	18.82	14.63	9.92

Health Care	8.58	7.50	11.90	12.75

Real Estate	3.37	10.15	7.11	2.37

Utilities	2.96	3.94	3.01	2.65

Energy	2.76	6.42	6.19	4.83

Consumer Staples	1.25	2.80	2.93	5.47

Basic Materials	0.00	4.47	3.78	1.78

Technology	0.00	8.05	12.63	31.67

Telecommunications	0.00	1.49	1.44	2.40

Short-Term Investments	0.58	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Fund-Investor Class	-7.15	14.56	12.45	3.73	7.50	10.37

Ariel Fund-Institutional Class*	-7.08	14.91	12.80	4.05	7.83	10.48

Russell 2500 Value Index	-3.66	11.34	13.33	3.99	6.95	10.29

Russell 2500 Index	-4.78	11.28	8.39	4.55	7.90	10.12

S&P 500 Index	-3.27	21.62	10.16	9.92	11.92	10.46

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum of 4.75% sales load charged prior to 7/15/94.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2023)

Investor Class	0.99%

Institutional Class	0.68%

Top Ten Equity Holdings (% of net assets)

1	Mattel, Inc.	4.12	6	Mohawk Industries, Inc.	3.54

2	Royal Caribbean Cruises, Ltd.	3.81	7	Paramount Global	3.40

3	Madison Square Garden Entertainment Corporation	3.81	8	Jones Lang LaSalle, Inc.	3.37

4	Boyd Gaming Corporation	3.73	9	Affiliated Managers Group, Inc.	3.19

5	Adtalem Global Education, Inc.	3.68	10	Northern Trust Corporation	3.19

*

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

8	SLOW AND STEADY WINS THE RACE

Performance Summary	Ariel Appreciation Fund

As of September 30, 2023

John W. Rogers, Jr. Co-Portfolio Manager Timothy Fidler, CFA Co-Portfolio Manager

Inception: December 1, 1989

Composition of Equity Holdings (%)

	Ariel Appreciation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Consumer Discretionary	26.05	13.15	14.38	14.13

Financials	24.09	15.22	13.56	9.92

Industrials	20.26	22.06	21.39	12.02

Health Care	10.58	7.16	10.27	12.75

Energy	5.37	6.11	5.80	4.83

Consumer Staples	4.33	4.06	4.00	5.47

Real Estate	3.75	10.10	7.62	2.37

Utilities	2.14	8.02	5.78	2.65

Basic Materials	0.00	4.50	3.53	1.78

Technology	0.00	8.92	13.07	31.67

Telecommunications	0.00	0.70	0.60	2.40

Short-Term Investments	3.68	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Appreciation Fund-Investor Class	-6.48	14.95	10.82	4.16	6.38	9.73

Ariel Appreciation Fund-Institutional Class*	-6.38	15.32	11.18	4.50	6.73	9.85

Russell Midcap Value Index	-4.46	11.05	10.99	5.18	7.92	10.51

Russell Midcap Index	-4.68	13.45	8.10	6.38	8.99	10.67

S&P 500 Index	-3.27	21.62	10.16	9.92	11.92	9.93

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense Ratio (as of September 30, 2023)

Investor Class	1.12%

Institutional Class	0.81%

Top Ten Equity Holdings (% of net assets)

1	Mattel, Inc.	3.90	6	Charles River Laboratories International, Inc.	3.24

2	Goldman Sachs Group, Inc.	3.86	7	The Charles Schwab Corporation	3.14

3	Northern Trust Corporation	3.63	8	CarMax, Inc.	3.09

4	Laboratory Corporation of America Holdings	3.38	9	Kennametal, Inc.	2.94

5	Core Laboratories, Inc.	3.28	10	Stanley Black & Decker, Inc.	2.87

*

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

SLOW AND STEADY WINS THE RACE	9

Ariel Focus Fund

As of September 30, 2023

Average Annual Total Returns (%)

	Quarter	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Focus Fund	-5.87	-3.68	7.83	8.81	2.67	5.68	5.38

Russell 1000 Value Index	-3.16	1.79	14.44	11.06	6.23	8.45	7.25

S&P 500 Index	-3.27	13.07	21.62	10.16	9.92	11.92	9.43

* The inception date for Ariel Focus Fund is 06/30/05.

Charles K. Bobrinskoy Vice Chairman Ariel Investments

Dear Fellow Shareholder: The third quarter was difficult for financial markets as hawkish signals from the Federal Reserve sent interest rates higher and U.S. stock and bond prices lower. Growth beat value, while small companies underperformed larger ones. Both factors were headwinds for Ariel Focus Fund. Our holdings remain cheaper than the broad market as well as the large-cap value index.

To this point, at quarter end, Ariel Focus Fund traded at 10.9x forward earnings, significantly lower than the S&P 500 Index at 17.9x and the Russell 1000 Value Index at 13.7x. This noteworthy discount has persisted for several years now. While we believe our value orientation will generate future returns, it has undoubtedly been a challenge in the face of growth stock outperformance. Our all-cap strategy allows us to purchase companies across the market cap spectrum. Lately, smaller cap names have presented attractive opportunities, causing our market cap to lie well below the indices, creating a headwind this year. As such, Ariel Focus Fund returned -5.87% for the quarter and -3.68% year-to-date. The Russell 1000 Value Index lost -3.16% in the quarter and rose +1.79% year-to-date, while the S&P 500 declined -3.27% in the quarter and gained +13.07% year-to-date.

Past letters have discussed the underperformance of value versus growth in U.S. equity markets. Chart 1 on the next page shows the dramatic outperformance of the Russell 1000 Growth Index versus the Russell 1000 Value Index since the inception of Ariel Focus Fund in 2005. We believe this growth stock dominance had been driven by low interest rates and, more recently by economic concerns. With growth earnings pushed farther into the future, low interest rates bring these distant cash flows back to the present with a lower discount rate, producing higher present values today. Value stocks, which generate more cash flow in the near term relative to their stock prices, do not benefit as much from lower rates, just as short-term bond prices rise less than long-term bonds when rates fall.

“Our holdings remain cheaper than the broad market as well as the large-cap value index.”

Additionally, growth stocks are perceived to be less economically sensitive than the value shares often found in housing, investment and regional banking, and/or energy exploration—industries typically characterized as economically cyclical.

Since the outset of the pandemic in 2020, the market has had a persistent negative outlook on the economy, arising first from a government-mandated shutdown and then from concerns around supply disruption. In 2022, just as economic sentiment (and value stocks!) seemed to be looking up, the Federal Reserve sent Wall Street into “recession watch” with dramatic increases in interest rates designed to slow the economy to cool inflation.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

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A Light at the End of the Tunnel

Chart 1: Growth Has Dramatically Outperformed Value: Russell 1000 Growth versus Russell 1000 Value Index June 30, 2005 –September 30, 2023

While this negative environment has clearly been challenging for Ariel Focus Fund, we see a light at the end of this long tunnel. The one-year rise in the Consumer Price Index of 3.7% (through September) is down significantly from its recent 9.1% peak in June 2022. Higher rates from the Fed, combined with a significant slowdown in money supply growth, are working. While one cannot rule out a policy mistake, we believe we are at or near the end of rate hikes. When this becomes apparent to the market, we should see confidence build in the U.S. economy. An end to recession fears should boost value stocks.

Portfolio in Focus

The three companies adding the most to relative performance in the third quarter shared no common traits. By contrast, our three biggest detractors were all housing-related, negatively impacted by increasingly hawkish comments from the Fed and the prospect of “higher for longer” interest rates.

APA Corporation (APA) was our largest contributor, jumping +21.1%. The company benefited from rising oil prices as well as more information on its large South American oil discovery. The contract price for West Texas Intermediate Oil increased from below $70 to above $90 during the quarter. APA and its partner Total Energies announced a successful appraisal of approximately seven hundred million barrels of oil off the coast of Suriname.

The Western Union Company (WU) was the second largest contributor, returning +14.4%. The company’s results were “better than feared,” as international events have reduced worker movement between countries, in turn reducing cross-border remittance payments. Despite the strong quarter, its shares are down this year. Trading at approximately 7x our estimate of forward earnings, Western Union is a poster child for the markets’ disdain for solid but slower-growing value stocks. We track sell-side ratings of our portfolio companies to measure market sentiment. Western Union has the second-worst rating in our portfolio, which we view as a contrary indicator.

The third-largest relative contributor was The Goldman Sachs Group Inc. (GS). Of late, Goldman has received a great deal of negative attention for its failed Marcus consumer strategy and the disc-jockey pastime of its CEO. We believe this criticism masks the extraordinary value in the company’s investment banking, trading and high net worth asset management businesses. As we go to press, Goldman’s shares sell slightly below book value which means Wall Street is placing no value on the company’s franchise,

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brand or relationships. From its founding in 1869 through its initial public offering in 1999, promotion to a Goldman Sachs partnership was one of the most prized achievements in all of finance. A partner could purchase Goldman’s shares at book value. Today, all investors have an opportunity to buy Goldman’s stock at an even better price. Against this backdrop, Goldman has become our third-largest position.

The three companies detracting most from our relative performance were all housing-related: Leslie’s Inc. (LESL) in retail pool supply; Mohawk Industries, Inc. (MHK) in home flooring products; and Generac Holdings Inc. (GNRC) in residential standby power systems. Leslie’s dropped -39.7% in the quarter, Mohawk lost -16.8%, and Generac fell -26.9%. As discussed above, the market was disappointed in the Fed’s rate guidance, and no industry is more sensitive to changes in interest rates than housing.

This year’s housing activity will indeed be suppressed by the rate environment, but longer term, the U.S. continues to suffer from a housing shortage. As seen in Chart 2 below, the number of U.S. households has grown steadily after a pandemic pause in 2020. Over time, growth in demand for housing has been consistent and predictable. With Leslie’s, Mohawk, and Generac all trading at significant discounts to our calculation of their intrinsic value, we believe all could outperform when the Fed declares an end to interest rate hikes.

Chart 2: Total U.S. Households

1940-2022

Portfolio Comings and Goings

During the quarter, we initiated a position in Chevron Corporation (CVX), the second-largest integrated energy company in the U.S., operating in exploration, production, and refining on a global scale. We view the company as competitively advantaged with a strong balance sheet, sustainable growth pathway, and an effective management team. Going forward, CVX expects improved cost efficiencies and production growth via its differentiated position in the Permian Basin and the recent acquisition of Noble Energy. Additionally, management believes a combination of its new higher-margin projects along with operational improvements will drive a double-digit return of capital employed by 2027.

We also added consumer health company Kenvue, Inc. (KVUE) through an exchange offer from our position in Johnson & Johnson ( JNJ). We view Kenvueas a beneficiary of current demographic and global economic trends. As populations age and disposable incomes rise, spending on healthcare should continue to grow.

Finally, we bought shares in premium fuel and electrical systems, PhiniaInc. (PHIN), a spinoff from BorgWarner Inc. (BWA) focused on the design and development of performance and emissions components of combustion and hybrid vehicles.

Meanwhile, we eliminated four positions during the period. We sold live entertainment, media and technology company, Sphere Entertainment Co. (SPHR) as well as leading designer and manufacturer in the orthopedic marketplace, Zimmer Biomet Holdings, Inc. (ZBH) on valuation. We also parted ways with financial advisory and asset manager, Lazard Ltd. (LAZ) and global investment company, The Bank of New York Mellon Corporation (BK) to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman

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Management Discussion	Ariel Focus Fund

Markets worldwide continued their upward trajectory through the first half of 2023 until the third quarter arrived. The dominating performance of the “magnificent seven1” and excitement for artificial intelligence technologies, overshadowed a potential debt ceiling breach, a brief banking crisis and ongoing inflationary pressures for most of the trailing one-year period. More recently fears of a government shutdown, striking autoworkers, surging oil prices and the prospect of interest rates remaining higher for longer drove the stock market rally to sputter. Against this backdrop, government bond yields soared and equities came under pressure. As the Federal Reserve attempts to steer the economy, some worry the risks of a hard-landing are growing. Although uncertainty and volatility are likely to remain elevated, we view the recession guessing game as noise within the context of our long-term investment horizon. Ariel Focus Fund advanced +7.83% over the trailing one-year period, underperforming the +14.44% return posted by the Russell 1000 Value Index and the +21.62% gain of the S&P 500 Index.

Global leader in enterprise software, Oracle Corporation (ORCL), was the top contributor to performance over the trailing one-year period. Fiscal full year 2023 revenues reached an all-time high led by accelerating growth in the cloud applications and infrastructure businesses. ORCL is benefitting from a significant expansion in artificial intelligence (AI) demand, with existing customers burning through commitments at a heightened rate. We believe these results highlight ORCL’s ability to effectively cross-sell and upsell apps and infrastructure, as well as the emergence of the company’s cloud platform as a competitive offering. Looking ahead, we expect ORCL will be a continued beneficiary of generative AI workloads.

Supplier of solutions for combustion, hybrid and electric vehicles BorgWarner, Inc. (BWA) also advanced in the period following a top- and bottom-line earnings beat, as well as a solid financial guidance for 2023, despite foreign currency headwinds. Meanwhile, BWA continues to successfully execute on its Charging Forward initiative and remains on track to deliver $4 billion in electric vehicle sales by 2025. In our view, BWA’s electric motor and driveline technology offerings position the company to grow intrinsic value throughout the evolution in the hybrid and electric vehicles market.

By comparison, shares of producer and marketer of crop nutrients, Mosaic Co. (MOS), underperformed over the trailing one-year period as the deceleration in fertilizer pricing to more normalized levels caused a broad based re-rating in expectations for fertilizer producers. Management stated it has embedded a conservative view on pricing into its guidance, yet maintains a fairly bullish stance on demand. This is particularly true in North America, where growers are being incented to maximize yield. Meanwhile, MOS is paying down debt and continues to return significant capital to shareholders through buybacks. Given management’s disciplined approach towards capital allocation, we continue to believe the company is well positioned from a risk/reward standpoint.

Leading global manufacturer of power generation equipment, Generac Holdings, Inc. (GNRC), also weighed on results. Management lowered full-year guidance as a soft consumer environment resulted in weaker-than-expected residential sales, margin contraction and an earnings miss. Subsequently, GNRC held an investor day and issued a new 3-year outlook above consensus driven by grid instability, climate change and accelerating power outages. In our view, GNRC’s home standby generator business as well as its commercial and industrial opportunities will benefit from such heightened customer sensitivities and result in a long runway of penetration across an expanding addressable market, margin expansion and free cash flow generation.

As the pendulum of worry swings from one scenario to another, our focus on recent events and macroeconomic developments is to consider their effect on the long-term intrinsic worth of our names over the next five-to-ten years. Although the new “higher for longer” rate regime will likely present headwinds to corporate earnings growth, we remain confident in our portfolio positioning and stand ready to take advantage of market sell offs. We strongly believe the patient investor that stays the course and consistently owns differentiated business models with solid competitive positioning, low leverage and robust balance sheets will deliver stronger returns over the long run.

[1]

The “Magnificent Seven” are the largest stocks in the S&P 500 Index driving market performance: Apple Inc. (AAPL), Amazon.com, Inc. (AMZN), Alphabet Inc. (GOOGL), Meta Platforms Inc. (META), Microsoft Corp. (MSFT), NVIDIA Corp. (NVDA) and Tesla, Inc. (TSLA).

Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.

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Performance Summary	Ariel Focus Fund

As of September 30, 2023

Charles K. Bobrinskoy Portfolio Manager

Inception: June 30, 2005

Composition of Equity Holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Industrials	27.17	15.16	12.02

Financials	23.33	19.19	9.92

Consumer Discretionary	17.42	8.91	14.13

Health Care	9.05	14.68	12.75

Energy	7.93	9.26	4.83

Basic Materials	7.19	3.54	1.78

Technology	5.07	7.65	31.67

Consumer Staples	0.92	7.69	5.47

Real Estate	0.00	4.67	2.37

Telecommunications	0.00	4.13	2.40

Utilities	0.00	5.13	2.65

Short-Term Investments	2.25	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Focus Fund-Investor Class	-5.87	7.83	8.81	2.67	5.68	5.38

Ariel Focus Fund-Institutional Class*	-5.86	8.05	9.05	2.93	5.94	5.54

Russell 1000 Value Index	-3.16	14.44	11.06	6.23	8.45	7.25

S&P 500 Index	-3.27	21.62	10.16	9.92	11.92	9.43

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2023)

	Net	Gross

Investor Class	1.00%	1.16%

Institutional Class	0.75%	0.86%

Expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Equity Holdings (% of net assets)

1	Snap-on, Inc.	6.55	6	Lockheed Martin Corporation	4.67

2	APA Corporation	6.55	7	Mohawk Industries, Inc.	4.21

3	Goldman Sachs Group, Inc.	6.04	8	Mosaic Company	4.11

4	BOK Financial Corporation	5.41	9	Western Union Company	4.10

5	Oracle Corporation	5.07	10	BorgWarner, Inc.	3.96

*

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Ariel International Fund Ariel Global Fund

As of September 30, 2023

Average Annual Total Returns (%)

	Quarter	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel International Fund	-4.55	2.13	16.78	0.73	0.66	2.39	4.00

MSCI EAFE Net Index	-4.11	7.08	25.65	5.76	3.24	3.83	6.00

MSCI ACWI ex-US Net Index	-3.77	5.34	20.39	3.74	2.58	3.35	5.06

MSCI EAFE Value Net Index	0.59	9.92	31.51	11.12	2.81	2.98	5.26

MSCI ACWI ex-US Value Net Index	-0.07	8.19	25.17	9.57	2.29	2.58	4.38

* The inception date for Ariel International Fund is 12/30/11.

Average Annual Total Returns (%)

	Quarter	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Global Fund	-3.16	4.25	15.64	6.46	3.96	5.65	7.09

MSCI ACWI Net Index	-3.40	10.06	20.80	6.90	6.46	7.56	9.00

MSCI ACWI Value Net Index	-1.76	2.42	16.98	9.73	3.97	5.27	6.96

* The inception date for Ariel Global Fund is 12/30/11.

Henry Mallari-DAuria, CFA Chief Investment Officer Global Equities Ariel Investments

Dear Fellow Shareholder: The U.S. Federal Reserve’s September meeting proved tumultuous for equity markets in the third quarter. Against a backdrop of strong economic and labor growth, the Fed signaled that interest rates would remain “higher for longer,” leaving open the possibility for an additional increase this year and defying market expectations for a series of cuts beginning in 2024. While the concern that a Fed-induced recession would normally favor so-called defensive sectors, rising rates have been a headwind for some slower-growing but high-dividend paying sectors like utilities.

Negative sentiment pushed major equity indices into the red for the month of September and for the third quarter.

Ariel International Fund declined -4.55% this quarter, trailing the MSCI EAFE Index, which returned -4.11%. Meanwhile, Ariel Global Fund decreased -3.16%, modestly outperforming the MSCI ACWI Index’s -3.40% return.

In the U.S., economic growth faces headwinds from interest rates, inflation, and political uncertainty, which makes American shares less attractive than those in Emerging Markets as well as in Europe. While U.S. indices have swelled with unbridled enthusiasm for artificial intelligence (AI) this year, we view these current market favorites as highly speculative and outside our focus. That said, some of our U.S. holdings could benefit from a surge in artificial intelligence investments, among other profitable opportunities.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

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Headwinds and Opportunities

Positive data has reduced the likelihood of a hard economic landing in the U.S. in the near term. And yet, the prospect of better economic growth has pushed up the yield on 10-year treasuries to levels not seen since 2007, making a future slowdown more likely. Meanwhile, inflation in developed markets like the U.S. and Eurozone remains above government targets.

Compounding the risk of stagflation is the war between Israel and Hamas, which is unlikely to be short-lived. The conflict could lead to a reduction in the energy supply or simply an extended period of risk priced into the commodity markets—both of which can elevate inflation while slowing growth. Despite these potential challenges, market volatility remains low, and many stocks are still unfazed by the growing threats.

Our largest regional overweight is in Europe, where we mostly own less cyclical businesses selling at attractive valuations. Our overweight to Emerging Markets remains unchanged from last quarter—and will remain in line with our investment guidelines. That said, we believe EM economies offer better relative earnings and GDP growth in the coming years. In many cases, these countries exited the COVID recession later. Persistent slack in EM labor markets and low factory utilization rates should ultimately boost profit margins over time.

Interest Rates Higher for Longer

With interest rates likely to remain higher for longer, we shifted our positioning among European Financials, taking profits in Deutsche Boerse (though still retaining a position) while increasing our exposure to BNP Paribas and KBC Group NV.

We believe Deutsche Boerse has a very strong business model with longer-term growth possibilities. In the current market environment, increasing market volatility is a positive for a stock exchange that can offset the potential of market declines. But on the heels of strong performance, a rising valuation, and a growing position size, we pared back the name given its limited upside relative to other European Financials.

BNP and KBC both offer insurance, asset and wealth management, as well as traditional banking products. Both have better credit profiles, share buybacks, and expense controls than peers. And both outperformed the drag of an ultra-low interest rate environment that is now poised to normalize.

Our Position on Artificial Intelligence

The market has been propelled by a newfound fixation on the potential for artificial intelligence. Although AI models based on predefined rules and patterns have existed for some time, new models called generative AI are likely to be game changing. Generative AI models learn the structure and pattern of data to deliver entirely new outcomes in the form of text, voice, images, and other media. With the cloud presenting vast processing capacity and a huge data repository, generative AI models have the potential to affect all facets of the world economy, much like the Internet over the past 25 years.

That said, AI investments are highly speculative. Unbridled optimism for this new frontier could be problematic— much like the unfortunate end to last century’s dotcom bubble. Although we have consciously avoided AI’s most visible (and expensive) market darlings, we are contemplating AI’s impact on our portfolio holdings in the coming years. In the near term, AI should largely help those companies providing infrastructure to build artificial intelligence services. Later, companies offering professional consulting and software applications to run those services should profit. For example, smartphones started with phone manufacturers, then telecom network operators, and later streaming service providers. Similarly, we think Microsoft’s Azure cloud business should generate revenues from processing new AI-based workloads. Meanwhile, NetApp’s cloud storage business is likely to serve as a data repository for AI-based applications.

Similarly, shortly after the quarter ended, we purchased Samsung Electronics in both Funds. We believe the company has a solid underlying business with an underappreciated AI opportunity. Samsung’s key profit drivers are semiconductors (primarily computer memory) and mobile phones. And while investors have begun to appreciate the cyclical recovery in the memory industry, Samsung has lagged behind pure-play memory peers Hynix and Micron due to market pessimism related to its smartphone exposure. But this may change as consumers replace old phones, a trend we see likely to begin in 2024.

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The company’s AI opportunity derives from our belief that Samsung will become a competitive second source supplier of the latest generation of high bandwidth memory (HBM) technology. HBM is a high-speed computer memory interface that achieves greater bandwidth using less power and a smaller form factor than prior memory generations. AI accelerators are boosting demand for HBM, and while Hynix was first out of the gate, Samsung’s technology has caught up and offers additional earnings upside. In addition to its memory, smartphone, and AI opportunities, Samsung’s current valuation does not reflect any potential upside in its Display (including its market-leading OLED televisions) and Foundry (production of semiconductors designed by others) businesses.

Outlook

Although uncertainty is high and stagflation and recession are not out of the question, we view near-term risks as noise within the context of our long-term investment horizon. As value investors, we prefer to own business models and balance sheets that have the strength to cushion the blow from macro pressures. We have avoided the expensive U.S. market while leaning into undervalued opportunities in Emerging Markets and Europe.

“As value investors, we prefer to own business models and balance sheets that have the strength to cushion the blow from macro pressures.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Henry Mallari-D’Auria, CFA®

Chief Investment Officer

Global Equities

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Management Discussion	Ariel International Fund

This year’s rise in equity markets has had narrow leadership, particularly in the U.S. where the “magnificent seven1” and excitement for artificial intelligence technologies overshadowed ongoing inflationary pressures and the new “higher for longer” rate regime as well as its implications for slowing global growth. While some investors remain cautiously optimistic central banks will engineer a soft-landing, others worry the stress of tight monetary policy will induce a hard landing. Although macroeconomic uncertainty and market volatility will likely remain elevated, we view these near-term risks as noise within the context of our long-term investment horizon. Against this backdrop, Ariel International Fund advanced +16.78% over the trailing one-year period, underperforming both the MSCI EAFE and MSCI ACWI ex-US indices, which returned +25.65% and +20.39%, respectively. Ariel International Fund also lagged both the MSCI EAFE Value Index and the MSCI ACWI ex-US Value Index, which returned +31.51% and +25.17%, respectively.

Ariel’s non-consensus approach seeks to identify undervalued, out-of-favor, franchise-quality companies that are misunderstood and mispriced. Ariel International Fund is significantly overweight Utilities, Communication Services, Health Care, Consumer Staples and Consumer Discretionary. The portfolio is meaningfully underweight Industrials, Energy, Information Technology and Real Estate as well as lacks exposure to Materials. At the sector level, our Consumer Staples holdings led the way, while investment choices within Financials and our cash allocation were the greatest detractors from performance over the trailing one-year period.

Leading electric utility in Spain, Endesa S.A., was the top contributor over the trailing one-year period. The company delivered solid earnings, highlighted by continued operational improvements across the generation, supply and renewables business and announced a higher-than-expected dividend yield. This performance was supported by successful repricing initiatives and enhancements to in-the-money gas contracts. Endesa also recently announced a 4-year strategic plan through 2025, increasing its 2022 EBITDA and net profit guidance, as well as boosting capex for additional renewable capacity. We view the company as an efficient operator with a strategy well-aligned with the energy transition.

French multinational tire manufacturer, Michelin SCA, also advanced over the period following robust earnings results and a raise in full year guidance. We remain enthusiastic about Michelin’s strong global competitive position, cyclical resiliency, pricing strategy and cost discipline. Furthermore, we expect the company’s “Around Tire” and “Beyond Tire” initiatives to drive profitable growth over the long term.

By comparison, global pharmaceutical and diagnostics leader, Roche Holding AG, was the largest detractor from relative performance over the period. Shares traded lower on disappointing test results for the company’s Alzheimer’s drug to treat dementia, as well as a lack of investor enthusiasm for any near-term clinical trial data. We remain enthusiastic about Roche’s growing pharma portfolio and believe the core oncology franchise remains one of the most valuable in the world. The diagnostics segment also continues to demonstrate momentum following a rise in installed platforms during the pandemic. In our view, Roche is a quality defensive name with a rich suite of pipeline opportunities.

Leading market maker in European derivatives Deutsche Boerse AG, which operates the Frankfurt stock exchange, traded lower due to cautious expectations regarding volatility, trading volumes, and fee income growth. Additionally, some investors believe the company’s acquisition of SimCorp has limited near-term upside due to the complexity of the technological upgrade required to capture synergies. Despite recent share price softness, we believe the company has a compelling business model to drive value creation longer-term. In our view, Deutsche Boerse should benefit from moderating inflation, elevated uncertainty surrounding interest rates, monetary policies across the globe, as well as regulatory tailwinds of moving over-the-counter (OTC) trading to a centralized exchange.

To help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $(4,695,808) for Ariel International Fund.

As the pendulum of worry swings from one scenario to another, our focus on recent events and macroeconomic developments is to consider their effect on the long-term intrinsic worth of our holdings over the next three-to-five years. While we believe the rise in interest rates is largely behind us, corporate earnings are vulnerable as growth slows and margins face potential compression. We see this environment as conducive for active managers, whose existing knowledge, expertise and forward thinking enables them to look beyond the short-term noise and identify new opportunities. Accordingly, we are finding many mispriced stocks where valuation is attractive, profitability less vulnerable and balance sheets remain strong. In our view, our international and global portfolios are well-positioned to deliver stronger returns over the long run.

[1]

The “Magnificent Seven” are the largest stocks in the S&P 500 Index driving market performance: Apple Inc. (AAPL), Amazon.com, Inc. (AMZN), Alphabet Inc. (GOOGL), Meta Platforms Inc. (META), Microsoft Corp. (MSFT), NVIDIA Corp. (NVDA) and Tesla, Inc. (TSLA).

Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.

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Management Discussion	Ariel Global Fund

This year’s rise in equity markets has had narrow leadership, particularly in the U.S. where the “magnificent seven1” and excitement for artificial intelligence technologies overshadowed ongoing inflationary pressures and the new “higher for longer” rate regime as well as its implications for slowing global growth. While some investors remain cautiously optimistic central banks will engineer a soft-landing, others worry the stress of tight monetary policy will induce a hard landing. Although macroeconomic uncertainty and market volatility will likely remain elevated, we view these near-term risks as noise within the context of our long-term investment horizon. Against this backdrop, Ariel Global Fund traded +15.64% higher over the trailing one-year period, falling short of both the MSCI ACWI Index and MSCI ACWI Value Index, which returned +20.80% and +16.98%, respectively.

Ariel’s non-consensus approach seeks to identify undervalued, out-of-favor, franchise-quality companies that are misunderstood and mispriced. Ariel Global Fund is significantly overweight Communication Services, Health Care, Information Technology, Consumer Discretionary and Consumer Staples, as well as meaningfully underweight Industrials, and Financials. Additionally, the Ariel Global Fund lacks exposure to Energy and Materials. At the sector level, Utilities, Consumer Discretionary and Consumer Staples holdings were the largest sources of positive attribution. Meanwhile, our allocation to Cash and avoidance of Energy were the greatest performance detractors over the trailing one-year period.

As enthusiasm for artificial intelligence grows, enterprise software provider, Microsoft Corporation, was one of the top contributors over the trailing one-year period. Microsoft stands to do well as this new technology advances given its large investment in Open AI, the parent company of ChatGPT. The company should drive value creation by capitalizing on a broad and deep set of opportunities, most notably within Azure, its hybrid cloud infrastructure. The platform continues to demonstrate share gains and strong multi-year purchase intent as enterprises transition to end-to-end, secure, cloud-based solutions. Looking ahead, we continue to like Microsoft’s sound fundamentals, competitive positioning and long-term business outlook.

Shares of biopharmaceutical company, Gilead Sciences, Inc., also advanced over the year period on broad outperformance, highlighted by a significant top- and bottom-line earnings beat and meaningful raise to full year guidance. Strong performance of Veklury, an antiviral medication, sales growth across its HIV and cell therapy businesses, as well as renewed optimism in Trodelvy, a drug used to treat metastatic breast cancer, drove shares higher. We maintain a positive outlook on the company, which is bolstered by the resilience of its core virology commercial business and the increasingly compelling oncology portfolio. We believe Gilead’s strategic transformation into a more diversified biopharmaceutical entity, expanding its focus from virology to oncology, provides a strong foundation for its future growth.

By comparison, global pharmaceutical and diagnostics leader, Roche Holding AG was the largest detractor from relative performance over the period. Shares traded lower on disappointing test results for the company’s Alzheimer’s drug to treat dementia, as well as a lack of investor enthusiasm for any near-term clinical trial data. We remain enthusiastic about Roche’s growing pharma portfolio and believe the core oncology franchise remains one of the most valuable in the world. The diagnostics segment also continues to demonstrate momentum following a rise in installed platforms during the pandemic. In our view, Roche is a quality defensive name with a rich suite of pipeline opportunities.

Real estate investment trust, Equity Commonwealth (EQC), also underperformed over the period. Although, the unexpected passing of Founder and Chairman, Sam Zell weighed on shares, EQC also traded down alongside the broader sector on investor concerns office and industrial REIT earnings could be impacted by development and leasing delays. This share decline runs counter to the company’s strong financial position largely sitting in cash that is waiting to be deployed. In our view, Mr. Zell leaves behind a deeply experienced team, whose rigorous risk management and a conservative balance sheet stands to benefit from attractive acquisitions amid distress among commercial properties in the years ahead.

To help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $(2,552,030) for Ariel Global Fund.

As the pendulum of worry swings from one scenario to another, our focus on recent events and macroeconomic developments is to consider their effect on the long-term intrinsic worth of our holdings over the next three-to-five years. While we believe the rise in interest rates is largely behind us, corporate earnings are vulnerable as growth slows and margins face potential compression. We see this environment as conducive for active managers, whose existing knowledge, expertise and forward thinking enables them to look beyond the short-term noise and identify new opportunities. Accordingly, we are finding many mispriced stocks where valuation is attractive, profitability less vulnerable and balance sheets remain strong. In our view, our international and global portfolios are well-positioned to deliver stronger returns over the long run.

[1]

The “Magnificent Seven” are the largest stocks in the S&P 500 Index driving market performance: Apple Inc. (AAPL), Amazon.com, Inc. (AMZN), Alphabet Inc. (GOOGL), Meta Platforms Inc. (META), Microsoft Corp. (MSFT), NVIDIA Corp. (NVDA) and Tesla, Inc. (TSLA).

Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.

SLOW AND STEADY WINS THE RACE	19

Performance Summary	Ariel International Fund

As of September 30, 2023

Henry Mallari-DAuria, CFA Portfolio Manager

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Institutional Fund	MSCI EAFE Net Index	MSCI ACWI ex-US Net Index

Financials	24.32	19.10	21.21

Health Care	14.45	13.38	9.65

Consumer Discretionary	14.34	12.04	11.89

Utilities	13.30	3.35	3.13

Consumer Staples	11.53	9.78	8.37

Communication Services	10.67	4.14	5.48

Information Technology	7.30	7.73	11.31

Industrials	2.23	15.91	13.07

Energy	0.65	4.77	6.00

Materials	0.00	7.48	7.87

Real Estate	0.00	2.32	2.03

Short-Term Investments	1.65	0.00	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

France	13.85	Switzerland	5.99

United Kingdom	12.70	Spain	5.98

Germany	12.04	Italy	5.20

Japan	10.80	China	5.00

United States	9.21	Netherlands	4.89

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel International Fund-Investor Class	-4.55	16.78	0.73	0.66	2.39	4.00

Ariel International Fund-Institutional Class	-4.49	17.16	1.00	0.91	2.65	4.25

MSCI EAFE Net Index	-4.11	25.65	5.76	3.24	3.83	6.00

MSCI ACWI ex-US Net Index	-3.77	20.39	3.74	2.58	3.35	5.06

MSCI EAFE Value Net Index	0.59	31.51	11.12	2.81	2.98	5.26

MSCI ACWI ex-US Value Net Index	-0.07	25.17	9.57	2.29	2.58	4.38

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2023)
	Net	Gross

Investor Class	1.13%	1.28%

Institutional Class	0.88%	0.92%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Companies (% of net assets)

1	Deutsche Boerse AG	8.08	6	Philip Morris International, Inc.	5.10

2	Michelin (CGDE)	5.79	7	Koninklijke Ahold Delhaize NV	4.89

3	Roche Holding AG	5.79	8	Subaru Corporation	4.72

4	GSK pIc	5.40	9	Baidu, Inc. ADR	4.69

5	Endesa SA	5.33	10	BNP Paribas SA	4.39

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

20	SLOW AND STEADY WINS THE RACE

Performance Summary	Ariel Global Fund

As of September 30, 2023

Henry Mallari-DAuria, CFA Portfolio Manager

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Global Fund	MSCI ACWI Net Index

Health Care	19.24	11.87

Financials	16.42	15.76

Information Technology	16.11	21.56

Communication Services	13.31	7.56

Consumer Staples	10.54	7.10

Consumer Discretionary	9.11	11.18

Utilities	6.63	2.62

Real Estate	3.98	2.27

Industrials	0.35	10.37

Energy	0.00	5.22

Materials	0.00	4.50

Short-Term Investments	1.81	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

United States	34.77	Brazil	4.87

United Kingdom	9.02	Japan	4.76

France	8.52	South Korea	4.03

China	6.30	Spain	4.00

Switzerland	5.05	Germany	3.92

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Global Fund-Investor Class	-3.16	15.64	6.46	3.96	5.65	7.09

Ariel Global Fund-Institutional Class	-3.09	15.99	6.74	4.23	5.92	7.36

MSCI ACWI Net Index	-3.40	20.80	6.90	6.46	7.56	9.00

MSCI ACWI Value Net Index	-1.76	16.98	9.73	3.97	5.27	6.96

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2023)

	Net	Gross

Investor Class	1.15%	1.37%

Institutional Class	0.89%	0.97%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. For the year ended September 30, 2023, the net expense ratio exceeds the expense ratio cap due to expenses that are excluded from the cap. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Companies (% of net assets)

1	Microsoft Corporation	7.53	6	Verizon Communications, Inc.	4.53

2	Baidu, Inc. ADR	5.72	7	Michelin (CGDE)	4.17

3	GSK pIc	5.34	8	KT&G Corporation	4.04

4	Philip Morris International, Inc.	4.80	9	Endesa SA	4.00

5	Roche Holding AG	4.73	10	Equity Commonwealth	3.98

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

SLOW AND STEADY WINS THE RACE	21

Company Spotlight	Direct Line Insurance Group Plc

DirectLine Group Barry Cohen Vice PresidentResearch Analyst, Global Equities

Established in 1985, Direct Line Insurance Group Plc (DLG) is a prominent insurance company that holds leading positions in the Motor and Home insurance markets, as well as strong positions in Rescue cover and Small and Midsize Enterprise (SME) commercial lines. Headquartered in London, the company owns some of the most powerful insurance brands in the UK, including Direct Line and Churchill, which drive high retention levels and impressive cross-selling rates. Additionally, its in-house repair network, DLG Auto Services, plays a key role in efficiently managing the impact of increasing claims inflation, which contributes to improved margins.

We’ve Got You Covered

Direct Line’s success is deeply rooted in its diverse portfolio. The company offers an extensive range of solutions, including auto, home, pet, travel, and commercial, establishing itself as a versatile, all-in-one destination for insurance needs. Although U.K. motor insurance significantly contributes to its earnings, Direct Line stands out as one of the few U.K. “personal-lines-focused” insurers that have successfully diversified beyond U.K. motor insurance. This diversification ensures a constant revenue stream and serves as a risk mitigation strategy across various market segments, enabling the company to maintain a resilient industry position.

Technological Transformation

Direct Line Insurance Group has embraced technology to enhance its services and operational efficiencies. In the past, technology may have posed challenges for the company, but after several years of significant investments aimed at improving speed, sophistication, and the overall customer experience, technology is now considered one of the company’s strengths. A major aspect of Direct Line’s transformation is the migration of its business onto a new underwriting platform, encompassing all of Direct Line’s

Motor brands. This transformation is expected to drive cost reductions and also enhance the company’s competitiveness as the new platform enables Direct Line to implement pricing adjustments much more rapidly for specific subsets of drivers.

In-House Repair Network Advantage

Another primary competitive edge lies in its in-house repair network, DLG Auto Services, which gives Direct Line a significant advantage in an environment where the U.K. motor insurance industry faces elevated claims inflation driven by factors such as expensive car parts and repair costs. This situation has persisted for several years and is expected to continue in the medium term. Owning its repair network allows the company to effectively manage claims inflation, enhance customer satisfaction and bolster competitiveness. This unique capability provides Direct Line with versatility in its claims handling, which is uncommon among insurers. Furthermore, it can stock essential parts to mitigate cost increases and supply chain disruptions, enabling cost-efficient claims resolutions.

As of September 30, 2023, Direct Line Insurance Group’s shares traded at 8.19x forward earnings. This represents an attractive opportunity, especially after the resolution of solvency issues through the sale of its brokered commercial business and improving pricing conditions. Despite recent uncertainties, we continue to view the stock as undervalued relative to its normalized earnings power.

22	SLOW AND STEADY WINS THE RACE

Company Spotlight	The Interpublic Group of Companies

IPG Benjamin Rosner, CFA Vice President Research

The Interpublic Group of Companies (NYSE: IPG) is a leader in marketing communications, serving the largest advertisers in the world. Founded in 1930 as a creative agency, Interpublic has evolved by acquiring smaller agencies and expanding its capabilities to media buying/planning, data analytics, public relations and live events. While Interpublic is the fourth largest advertising agency holding company in the world, it has outperformed its peers with stronger revenue growth and margin expansion both before and after the pandemic. Notable Interpublic agencies include FCB, McCann and MullenLowe for creativity; IPG Mediabrands for media; Acxiom for data; Weber Shandwick for public relations; and Jack Morton for sports.

A Trusted Advisor

Interpublic is a durable business that is well diversified. While advertising platforms can change over time, Interpublic is insulated from these shifts by managing spend across all marketing channels. The company’s devoted client base consists of the world’s largest advertisers who invest in their brands for the long-term and are less willing to succumb to short-term challenges compared to smaller companies with fewer resources. Interpublic’s exposure to a wide variety of clients and sectors enables them to develop best practices and scalable tools that can be leveraged by each of its agencies. As the advertising business becomes increasingly complex with new digital platforms, data analytical tools and changing privacy restrictions, we believe Interpublic’s role as a trusted advisor will become even more valuable. Interpublic’s client relationships span multiple years and even decades, which enables it to become a fundamental component of its clients’ marketing teams.

Resiliency Despite Tech Pullback

While Interpublic remained steady despite a slowdown in advertising in 2022, the company is now beginning to feel the impact of macroeconomic challenges. Interpublic has been lowering expectations for organic growth this year, highlighting weakness from technology clients in particular. Other agencies have also cited deteriorating demand from the technology industry, further pressuring Interpublic’s stock. Technology & Telecom is the second largest sector for Interpublic, accounting for 15% of revenues. While news about layoffs and hiring freezes are making the headlines, companies are also looking at marketing budgets to save on spending. Despite these challenges, Interpublic’s organic revenues are expected to decline by less than -1% in 2023, a relatively modest revision from initial projections for 2%-4% growth at the start of the year. Nevertheless, given Interpublic’s variable cost business model, the company is able to manage margins in varying economic environments. Even with its top-line challenges, Interpublic still expects to expand margins this year with profitability nearing all-time highs.

Future Growth Potential

We believe Wall Street will eventually appreciate Interpublic’s robust business model once cyclical headwinds begin to moderate. In the meantime, management remains committed to improving profitability and evolving its capabilities to serve clients in an increasingly digital and data-focused advertising market. In our view, Interpublic is a well-run and adaptable business, trading at an attractive valuation due to short-term challenges. As of September 30, 2023, the stock traded at approximately a 40% discount to our private market value (PMV) of $48 per share.

SLOW AND STEADY WINS THE RACE	23

Company Spotlight	Mattel, Inc.

MATTEL TM Benjamin Rosner, CFA Vice President Research

Mattel, Inc. (NASDAQ: MAT) is a leading toy company with renowned brands such as Barbie®, Hot Wheels®, Fisher-Price® and American Girl®. It is also a partner of choice for companies that license their intellectual property (IP). On that point, Mattel has the coveted licenses for Disney Princess®, Frozen®, Jurassic World®, WWE® and Star Wars®. While competitors like Hasbro outsource manufacturing, Mattel produces its core brands in its own facilities, which gives the company greater flexibility to move quickly, innovate and respond to market demands. Under the leadership of CEO Ynon Kreiz, Mattel is being transformed into an IP-driven toy business by expanding its entertainment offerings through movies, TV shows, books and games.

It’s a Barbie® World

The first leg in Mattel’s new entertainment strategy is off to an incredible start. The Barbie® movie is the highest-grossing film this year with over $1.3 billion in global box office revenue. While past attempts to bring toy IP to the big screen by other companies had varying degrees of success, Mattel is taking a different approach. Rather than using media content primarily as a marketing campaign to sell more toys, Mattel is giving movie directors the autonomy to create authentic material that resonates with audiences. With this approach, it is expected to generate $125 million in gross billings from the Barbie® movie in 2023 driven by box office profits, toy sales and licensing fees. The company has adopted a capital-light approach to manage the risks associated with major Hollywood productions. While limited investment also reduces the upside, we believe it is a prudent path given the unpredictable returns from content development. Mattel has 14 films in progress, and we expect top directors and Hollywood talent to be attracted to their projects going forward.

Not Just Fun and Games

Despite the Barbie® movie’s success, the toy industry is confronting macroeconomic challenges and slowing discretionary spending. While industry-wide toy sales are expected to decline modestly this year, consumer demand for Mattel’s brands is expected to grow as the company’s market share expands globally. Fortunately, the macroeconomic environment is having a relatively muted impact on the toy industry compared to other consumer discretionary products. Toys are available in low-priced options and remain a durable category as parents prioritize spending on their children. Longer-term, we believe toys are a growth industry as many encourage play in the physical world rather than just on digital platforms.

Playing to Win

We believe this is just the beginning of Mattel’s journey to monetize its brands beyond the toy aisle with a successful entertainment offering. While hits like the Barbie® movie will not be the norm, we are encouraged by Mattel’s early success and the positive impact its strategy should have on future brand and consumer behavior. Beyond media content, we think Mattel has opportunity to improve operating profitability, especially as the appetite for toys recovers as macro headwinds subside. As such, we believe Mattel is a resilient business with underlying momentum in its fundamentals, trading at a 32% discount to our private market value of $33 per share as of September 30, 2023.

24	SLOW AND STEADY WINS THE RACE

Company Spotlight	Prestige Consumer Healthcare, Inc.

Sabrina Carollo, CFA Senior Vice President Director of Research Operations PrestigeConsumer Healthcare

Founded in 1996, Prestige Consumer Healthcare, Inc. (NYSE: PBH) offers a wide range of essential consumer products. The company’s extensive product line consists of well-known products in Women’s Health (Monistat™; Summer’s Eve™); Gastrointestinal (Beano™; Fleet™); Eye & Ear Care (Clear Eyes™; Debrox™); Analgesics (Goody’s™; Ecotrin™); Skin Care (CompoundW™; Nix™); Oral Care (Dentek; Efferdent™); and Pediatric Care (Bourdreaux’s ButtPaste™; Little Remedies™).

Innovating for Consumer Preferences

The consumer healthcare sector remains highly competitive. Along with larger branded companies, the industry consists of cheaper, private label products. Private label threats have been a concern in the branded space for decades. However, for several of Prestige’s over-the-counter healthcare items, which are typically used on an “as needed” basis, consumers often continue to choose the brand they know and trust. Approximately 58% of Prestige’s revenue is derived from brands that boast the #1 market position.

To enhance its portfolio, the company focuses on innovation within its current product base to improve and upgrade its offerings. Prestige has taken products that were historically in drinkable form and created tablets and powders for better usability. For example, the company utilized the original Dramamine™ formulation and created less drowsy, chewables, Ginger flavored, and nausea relief variations. In 2023, the company is launching several new offerings, including Summer’s Eve Spa Renewing Wash™, CompoundW Total Care™, Nix Lice Prevention Spray™, Tagamet Cool Mine™, and Fleet Fresh & Clean™. In 2022, the company launched DenTek Fresh Protect Dental Guards, Dramamine Nausea Ginger Chews™, BC Max Strength™ Lemonade flavored powder, Summer’s Eve Spa Luxurious Wash™ and Clear Eyes Sensitive™.

Leadership Focused on Cash Flow Allocation

Prestige boasts a strong, tenured management team. Ronald Lombardi, Chairman, President & Chief Executive Officer and Christine Sacco, Chief Financial Officer, have been with the company for 13 years and 7 years, respectively. Given its low capital expenditure needs due to significant manufacturing outsourcing, these leaders have successfully allocated Prestige’s strong free cash flow through three priorities: (1) investing and innovating in its current brands; (2) de-leveraging its balance sheet; and (3) repurchasing shares.

Significant Upside Potential

Prestige has focused on addressing unmet consumer needs. Following the purchase of C.B. Fleet in 2017, the company levered the balance sheet. Since then, management has focused on paying down debt and has repurchased shares. We expect the experienced leadership team to continue to innovate within their established brand portfolio, supported by sound capital allocation strategies that leverage strong free cash flow generation. This company continues to evolve its current product lineup, supplemented by tuck-in acquisitions. As of September 30, 2023, Prestige was trading at a 31% discount to our private market value of $83, which we believe offers an attractive long-term opportunity for the patient investor.

SLOW AND STEADY WINS THE RACE	25

Company Spotlight	Telefonica Deutschland Holding AG

Kevin Mei Research Associate, Global Equities

Founded in 1995 and headquartered in Munich, Telefonica Deutschland Holding AG is a leading mobile network operator (MNO) in the German mobile market, alongside Vodafone (VOD) and Deutsche Telekom (DT). The company’s competitive position can be attributed to attractive tariffs and quality services. Telefonica Deutschland has also prioritized digital transformation investments, positioning itself for an expanded market share in the telecommunications sector.

Talk to Me

Germany has traditionally been one of the more rational and stable markets in Europe, characterized by less price competition on volume share gain. In this environment, several industry tailwinds offer the company future growth opportunities. When compared to other EU counterparts, Germany’s mobile data usage per person ranks as the third lowest, only surpassing the Netherlands and Belgium. Over time, if German data usage approaches the European average of a few gigabytes per month, current data consumption could potentially double. Furthermore, the shift towards postpaid plans is an ongoing trend. Germany still maintains a sizable and dynamic prepaid market, representing approximately one-third of all SIM cards. Among Western European countries, only Italy and Portugal have larger prepaid segments, but the prepaid share has decreased from 36% to 31% between 2017 and 2022 and is expected to continue to decline.

Gaining Market Share

Through multi-year strategic investments in its mobile network and the consolidation of its brand and asset portfolio, Telefonica Deutschland has significantly narrowed the quality gap compared to its peers. In 2022, OpenSignal and Smartphone magazines ranked Telefonica Deutschland second in network quality—just below Deutsche Telekom and above Vodafone. This enhancement in network quality was complemented by Telefonica Deutschland’s competitive mobile tariff offerings. These factors synergistically enabled the company to effectively gain market share from its rival, Vodafone, and outperform the market.

Operating at Warp Speed

The ongoing digital transformation has influenced the telecommunications sector, with an increased demand for high-speed internet, remote working solutions and digital entertainment. Telefonica Deutschland has been quick to adapt to these changes and has positioned itself as a key player in enabling the digital lifestyles of its customers. The company’s investment in 5G technology is poised to revolutionize connectivity, enabling faster internet speeds, low-latency communication and support for emerging technologies like autonomous vehicles and augmented reality. As more industries depend on robust connectivity, Telefonica Deutschland is well-positioned to capitalize on this trend.

As of September 30, 2023, shares of Telefonica Deutschland traded above 10% of dividend yield, higher than the average yield for its peers. The company underwent a substantial devaluation after one of its major clients announced plans to transition a large portion of its wholesale business to Vodafone by 2025. However, we have confidence in Telefonica Deutschland’s ability to optimize its spare network capacity from the wholesale agreement. We anticipate they can mitigate the expected client loss by establishing new wholesale partnerships or by increasing net additions with better unit economics. In our view, Telefonica Deutschland still remains well-positioned to capture market share while capitalizing on evolving industry trends.

26	SLOW AND STEADY WINS THE RACE

September 30, 2023

Ariel Fund

Number of Shares	Common Stocks—99.34%	Value ($)
	Consumer Discretionary—37.15%
4,768,209	Mattel, Inc.(a)	105,043,644
1,054,637	Royal Caribbean Cruises, Ltd.(a)	97,174,253
2,950,933	Madison Square Garden Entertainment Corporation(a)	97,115,205
1,565,847	Boyd Gaming Corporation	95,250,473
2,188,635	Adtalem Global Education, Inc.(a)(b)	93,783,010
6,718,601	Paramount Global	86,669,953
2,110,740	Sphere Entertainment Company(a)	78,435,098
2,373,782	Gentex Corporation	77,242,866
2,454,623	Interpublic Group of Companies, Inc.	70,349,495
11,465,501	Leslie’s, Inc.(a)(b)	64,894,736
306,553	Madison Square Garden Sports Corporation	54,045,294
1,383,204	Manchester United plc(a)	27,373,607
		947,377,634
	Consumer Staples—1.25%
260,158	J.M. Smucker Company	31,976,020
	Energy—2.76%
2,928,175	Core Laboratories, Inc.(b)	70,305,482
	Financials—18.71%
624,427	Affiliated Managers Group, Inc.	81,387,815
1,170,122	Northern Trust Corporation	81,300,077
2,589,887	Lazard, Ltd., Class A	80,312,396
2,244,509	Carlyle Group, Inc.	67,694,391
1,030,872	First American Financial Corporation	58,233,959
1,903,797	Janus Henderson Group plc	49,156,038
538,753	BOK Financial Corporation	43,089,465
2,070,647	GCM Grosvenor, Inc.	16,068,221
		477,242,362
	Health Care—8.58%
339,838	Charles River Laboratories International, Inc.(a)	66,601,451
1,072,898	Prestige Consumer Healthcare, Inc. (a)	61,359,037
226,536	Laboratory Corporation of America Holdings	45,545,063
1,625,656	Envista Holdings Corporation(a)	45,323,289
		218,828,840
	Industrials—24.56%
1,051,732	Mohawk Industries, Inc.(a)	90,249,123
329,435	Zebra Technologies Corporation(a)	77,921,261
4,670,949	Resideo Technologies, Inc.(a)	73,800,994
11,633,309	ADT, Inc.	69,799,854
610,403	Generac Holdings, Inc.(a)	66,509,511
2,648,014	Kennametal, Inc.	65,882,588
2,162,632	Axalta Coating Systems, Ltd.(a)	58,174,801
1,021,838	Masco Corporation	54,617,241
150,393	Snap-on, Inc.	38,359,239
207,507	Simpson Manufacturing Company, Inc.	31,086,624
		626,401,236
	Real Estate—3.37%
609,183	Jones Lang LaSalle, Inc.(a)	86,004,456
	Utilities—2.96%
1,686,395	Stericycle, Inc.(a)	75,398,720
	Total Common Stocks (Cost $2,184,091,447)	2,533,534,750

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	27

September 30, 2023

Ariel Fund (Continued)

Number of Shares	Short-Term Investments—0.58%	Value ($)
14,739,731	Northern Institutional Treasury Portfolio, 5.20% (c)	14,739,731
	Total Short-Term Investments (Cost $14,739,731)	14,739,731

	Total Investments—99.92% (Cost $2,198,831,178)	2,548,274,481
	Other Assets less Liabilities—0.08%	2,012,581
	Net Assets—100.00%	2,550,287,062

Ariel Appreciation Fund

Number of Shares	Common Stocks—96.57%	Value ($)
	Consumer Discretionary—26.05%
1,800,445	Mattel, Inc.(a)	39,663,803
445,225	CarMax, Inc.(a)	31,490,764
662,265	BorgWarner, Inc.	26,735,638
874,322	Interpublic Group of Companies, Inc.	25,058,069
138,485	Madison Square Garden Sports Corporation	24,414,906
675,049	Gentex Corporation	21,966,094
1,067,324	Manchester United plc(a)	21,122,342
1,315,864	Knowles Corporation(a)	19,487,946
575,139	Madison Square Garden Entertainment Corporation(a)	18,927,824
70,094	Vail Resorts, Inc.	15,553,158
979,777	Paramount Global	12,639,123
219,520	Sphere Entertainment Company(a)	8,157,363
		265,217,030
	Consumer Staples—4.33%
786,444	Walgreens Boots Alliance, Inc.	17,490,515
246,249	Molson Coors Brewing Company	15,658,974
88,704	J.M. Smucker Company	10,902,609
		44,052,098
	Energy—5.37%
1,390,927	Core Laboratories, Inc.	33,396,157
1,015,526	NOV, Inc.	21,224,493
		54,620,650
	Financials—24.09%
121,510	Goldman Sachs Group, Inc.	39,316,991
531,348	Northern Trust Corporation	36,918,059
581,724	The Charles Schwab Corporation	31,936,648
356,910	Aflac, Inc.	27,392,843
444,021	KKR & Company, Inc.	27,351,694
712,454	Lazard, Ltd., Class A	22,093,199
364,366	First American Financial Corporation	20,583,035
256,928	BOK Financial Corporation	20,549,101
634,150	Carlyle Group, Inc.	19,125,964
		245,267,534
	Health Care—10.58%
171,098	Laboratory Corporation of America Holdings	34,399,253
168,560	Charles River Laboratories International, Inc.(a)	33,034,389
181,483	Zimmer Biomet Holdings, Inc.	20,366,022
714,749	Envista Holdings Corporation(a)	19,927,202
		107,726,866

The accompanying notes are an integral part of the financial statements.

28	SLOW AND STEADY WINS THE RACE

September 30, 2023

Ariel Appreciation Fund (Continued)

Number of Shares	Common Stocks—96.57%	Value ($)
	Industrials—20.26%
1,203,465	Kennametal, Inc.	29,942,209
350,018	Stanley Black & Decker, Inc.	29,254,504
940,115	Axalta Coating Systems, Ltd.(a)	25,289,094
456,512	nVent Electric plc	24,190,571
219,599	Generac Holdings, Inc.(a)	23,927,507
1,292,985	Resideo Technologies, Inc.(a)	20,429,163
77,759	Littelfuse, Inc.	19,231,356
113,365	Keysight Technologies, Inc.(a)	14,999,323
1,671,721	ADT, Inc.	10,030,326
35,183	Snap-on, Inc.	8,973,776
		206,267,829
	Real Estate—3.75%
310,611	CBRE Group, Inc., Class A(a)	22,941,728
107,904	Jones Lang LaSalle, Inc.(a)	15,233,887
		38,175,615
	Utilities—2.14%
487,075	Stericycle, Inc.(a)	21,777,123
	Total Common Stocks (Cost $746,398,609)	983,104,745

Number of Shares	Short-Term Investments—3.68%	Value ($)
37,480,253	Northern Institutional Treasury Portfolio, 5.20% (c)	37,480,253
	Total Short-Term Investments (Cost $37,480,253)	37,480,253

	Total Investments—100.25% (Cost $783,878,862)	1,020,584,998
	Other Assets less Liabilities—(0.25)%	(2,528,803)
	Net Assets—100.00%	1,018,056,195

Ariel Focus Fund

Number of Shares	Common Stocks—98.08%	Value ($)
	Basic Materials—7.19%
70,819	Mosaic Company	2,521,156
130,161	Barrick Gold Corporation	1,893,842
		4,414,998
	Consumer Discretionary—17.42%
60,281	BorgWarner, Inc.	2,433,544
12,324	Madison Square Garden Sports Corporation	2,172,721
70,098	PHINIA, Inc.	1,877,925
26,016	Boyd Gaming Corporation	1,582,553
44,670	Madison Square Garden Entertainment Corporation(a)	1,470,090
205,539	Leslie’s, Inc.(a)	1,163,351
		10,700,184
	Consumer Staples—0.92%
28,048	Kenvue, Inc.	563,204
	Energy—7.93%
97,865	APA Corporation	4,022,252
5,016	Chevron Corporation	845,798
		4,868,050

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	29

September 30, 2023

Ariel Focus Fund (Continued)

Number of Shares	Common Stocks—98.08%	Value ($)
	Financials—23.33%
11,454	Goldman Sachs Group, Inc.	3,706,171
41,536	BOK Financial Corporation	3,322,049
82,682	Bank of America Corporation	2,263,833
27,724	Northern Trust Corporation	1,926,263
33,504	First American Financial Corporation	1,892,641
19,732	KKR & Company, Inc.	1,215,491
		14,326,448
	Health Care—9.05%
10,111	Laboratory Corporation of America Holdings	2,032,817
12,632	Johnson & Johnson	1,967,434
165,187	ZimVie, Inc.(a)	1,554,410
		5,554,661
	Industrials—27.17%
15,772	Snap-on, Inc.	4,022,806
7,019	Lockheed Martin Corporation	2,870,490
30,118	Mohawk Industries, Inc.(a)	2,584,426
190,996	Western Union Company	2,517,327
151,966	Resideo Technologies, Inc.(a)	2,401,063
11,681	Generac Holdings, Inc.(a)	1,272,762
4,307	Zebra Technologies Corporation(a)	1,018,735
		16,687,609
	Technology—5.07%
29,381	Oracle Corporation	3,112,036
	Total Common Stocks (Cost $55,288,823)	60,227,190

Number of Shares	Short-Term Investments—2.25%	Value ($)
1,382,327	Northern Institutional Treasury Portfolio, 5.20% (c)	1,382,327
	Total Short-Term Investments (Cost $1,382,327)	1,382,327

	Total Investments—100.33% (Cost $56,671,150)	61,609,517
	Other Assets less Liabilities—(0.33)%	(202,137)
	Net Assets—100.00%	61,407,380

Ariel International Fund

Number of Shares	Common Stocks—97.91%	Value ($)
	Belgium—2.56%
229,690	KBC Group NV	14,361,544
	Brazil—2.00%
790,809	Telefonica Brasil SA ADR	6,761,417
312,088	BB Seguridade Participacoes SA ADR	1,916,252
106,996	TIM SA ADR	1,594,240
367,650	Ambev SA ADR(a)	948,537
		11,220,446
	China—5.00%
195,955	Baidu, Inc. ADR(a)	26,326,554
816,353	TravelSky Technology, Ltd.	1,415,674
547,000	China Feihe, Ltd.	322,712
		28,064,940
	Finland—3.19%
4,745,730	Nokia Corporation	17,902,167

The accompanying notes are an integral part of the financial statements.

30	SLOW AND STEADY WINS THE RACE

September 30, 2023

Ariel International Fund (Continued)

Number of Shares	Common Stocks—97.91%	Value ($)
	France—13.85%
1,057,580	Michelin (CGDE)	32,503,939
385,663	BNP Paribas SA	24,639,864
164,619	Sanofi	17,661,930
15,456	Thales SA	2,174,968
4,803	Safran SA	754,790
		77,735,491
	Germany—12.04%
262,093	Deutsche Boerse AG	45,360,918
9,633,993	Telefonica Deutschland Holding	17,264,490
12,771	Muenchener Rueckver AG	4,983,640
		67,609,048
	Hong Kong—2.78%
2,107,500	CLP Holdings, Ltd.	15,595,761
	Italy—5.20%
5,055,505	Snam SpA	23,779,607
1,054,123	Italgas SpA	5,407,416
		29,187,023
	Japan—10.80%
1,361,500	Subaru Corporation	26,475,636
515,700	Bridgestone Corporation	20,115,199
114,800	Secom Company, Ltd.	7,789,561
90,400	Nintendo Company, Ltd.	3,768,683
60,600	Mabuchi Motor Company, Ltd.	1,812,647
34,300	Ono Pharmaceutical Company, Ltd.	658,274
		60,620,000
	Luxembourg—0.39%
64,501	RTL Group	2,216,295
	Netherlands—4.89%
910,723	Koninklijke Ahold Delhaize NV	27,460,824
	Peru—1.19%
52,102	Credicorp, Ltd.	6,667,493
	Singapore—0.14%
112,700	Singapore Exchange, Ltd.	803,822
	Spain—5.98%
1,468,265	Endesa SA	29,921,032
371,492	Tecnicas Reunidas SA(a)	3,629,102
		33,550,134
	Switzerland—5.99%
118,725	Roche Holding AG	32,484,488
10,283	Nestle SA	1,165,410
		33,649,898
	United Kingdom—12.70%
1,664,771	GSK plc	30,305,313
11,322,142	Direct Line Insurance Group plc(a)	23,787,960
276,815	Admiral Group plc	8,028,127
753,804	Haleon plc	3,134,853
43,508	Reckitt Benckiser Group plc	3,075,694
2,090,173	Vodafone Group plc	1,959,079
101,680	St. James’s Place plc	1,032,426
		71,323,452

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	31

September 30, 2023

Ariel International Fund (Continued)

Number of Shares	Common Stocks—97.91%	Value ($)
	United States—9.21%
309,299	Philip Morris International, Inc.	28,634,901
160,548	Check Point Software Technologies, Ltd.(a)	21,397,837
188,600	Venture Corporation, Ltd.	1,706,644
		51,739,382
	Total Common Stocks (Cost $508,568,617)	549,707,720

Number of Shares	Preferred Stocks—0.88%	Value ($)
	Brazil—0.88%
925,208	Itau Unibanco Holding SA ADR, 0.54%(d)	4,968,367
	Total Preferred Stocks (Cost $4,280,034)	4,968,367

Number of Shares	Short-Term Investments—1.65%	Value ($)
9,247,633	Northern Institutional Treasury Portfolio, 5.20% (c)	9,247,633
	Total Short-Term Investments (Cost $9,247,633)	9,247,633

	Total Investments—100.44% (Cost $522,096,284)	563,923,720
	Foreign Currency, Other Assets less Liabilities—(0.44)%	(2,459,853)
	Net Assets—100.00%	561,463,867

The accompanying notes are an integral part of the financial statements.

32	SLOW AND STEADY WINS THE RACE

September 30, 2023

Ariel International Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

10/12/2023	UBS	USD	3,150,837	AUD	4,894,846	$2,276

10/12/2023	UBS	USD	11,988,175	CNH	85,089,540	322,675

10/12/2023	UBS	USD	1,233,960	SGD	1,683,134	2,030

Subtotal UBS						326,981

10/12/2023	JPMorgan	USD	3,753,567	CAD	4,933,194	120,922

10/12/2023	JPMorgan	SGD	1,611,671	EUR	1,085,288	31,618

10/12/2023	JPMorgan	USD	32,953,447	EUR	29,211,799	2,053,520

10/12/2023	JPMorgan	CAD	3,425,338	USD	2,521,127	1,181

Subtotal JPMorgan						2,207,241

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$2,534,222

Open Forward Currency Contracts with Unrealized Depreciation

10/12/2023	UBS	EUR	2,883,086	AUD	4,842,129	(64,953)

10/12/2023	UBS	AUD	13,603,262	EUR	8,291,143	(20,120)

10/12/2023	UBS	CHF	3,436,968	EUR	3,609,460	(58,289)

10/12/2023	UBS	NOK	11,504,526	EUR	1,021,694	(4,841)

10/12/2023	UBS	SEK	25,514,488	EUR	2,217,036	(8,684)

10/12/2023	UBS	EUR	1,153,234	SEK	13,722,721	(36,771)

10/12/2023	UBS	AUD	53,428,874	USD	36,717,070	(2,349,479)

10/12/2023	UBS	GBP	14,953,094	USD	19,602,086	(1,356,421)

10/12/2023	UBS	NOK	30,151,732	USD	3,019,205	(199,434)

10/12/2023	UBS	SEK	118,262,442	USD	11,586,224	(756,415)

10/12/2023	UBS	SGD	2,653,265	USD	2,015,000	(73,005)

Subtotal UBS						(4,928,412)

10/12/2023	Northern Trust	USD	2,520,670	SEK	27,673,654	(13,528)

10/12/2023	Northern Trust	SEK	52,348,925	USD	5,140,437	(346,617)

10/12/2023	Northern Trust	SGD	7,363,254	USD	5,599,518	(210,157)

Subtotal Northern Trust						(570,302)

10/12/2023	JPMorgan	JPY	1,291,526,204	CNH	66,915,731	(512,681)

10/12/2023	JPMorgan	JPY	551,026,174	EUR	3,498,339	(5,207)

10/12/2023	JPMorgan	JPY	989,414,146	EUR	6,405,417	(140,359)

10/12/2023	JPMorgan	EUR	1,085,288	SGD	1,587,415	(13,865)

10/12/2023	JPMorgan	CAD	1,507,856	USD	1,124,763	(14,426)

10/12/2023	JPMorgan	JPY	916,412,390	USD	6,301,675	(156,018)

10/12/2023	JPMorgan	JPY	4,323,559,877	USD	31,576,973	(2,582,260)

Subtotal JPMorgan						(3,424,816)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(8,923,530)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$(6,389,308)

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	33

September 30, 2023

Ariel Global Fund

Number of Shares	Common Stocks—94.63%	Value ($)
	Belgium—1.54%
22,195	KBC Group NV	1,387,759
	Brazil—3.81%
262,049	BB Seguridade Participacoes SA	1,627,070
116,446	Telefonica Brasil SA	1,000,316
242,762	TIM SA	719,127
36,965	Ambev SA(a)	96,410
		3,442,923
	Chile—0.03%
1,325	Banco Santander-Chile ADR	24,301
	China—6.30%
38,512	Baidu, Inc. ADR(a)	5,174,087
224,831	TravelSky Technology, Ltd.	389,889
17,817	iQIYI, Inc. ADR(a)	84,453
79,000	China Feihe, Ltd.	46,607
		5,695,036
	Finland—1.87%
447,241	Nokia Corporation	1,687,113
	France—8.52%
122,757	Michelin (CGDE)	3,772,846
34,408	BNP Paribas SA	2,198,314
16,165	Sanofi	1,734,338
		7,705,498
	Germany—3.92%
16,020	Deutsche Boerse AG	2,772,611
351,596	Telefonica Deutschland Holding	630,074
372	Muenchener Rueckver AG	145,166
		3,547,851
	Hong Kong—1.23%
150,000	CLP Holdings, Ltd.	1,110,019
	Italy—1.40%
227,413	Snam SpA	1,069,684
37,747	Italgas SpA	193,634
		1,263,318
	Japan—4.76%
136,800	Subaru Corporation	2,660,203
34,000	Bridgestone Corporation	1,326,191
4,700	Secom Company, Ltd.	318,911
		4,305,305
	Luxembourg—0.13%
3,310	RTL Group	113,734
	Mexico—0.00%(e)
2,045	Bolsa Mexicana de Valores SAB de CV	3,838
	Netherlands—0.73%
21,878	Koninklijke Ahold Delhaize NV	659,682
	Peru—3.05%
21,572	Credicorp, Ltd.	2,760,569
	South Korea—4.03%
57,117	KT&G Corporation	3,647,618
	Spain—4.00%
177,578	Endesa SA	3,618,772

The accompanying notes are an integral part of the financial statements.

34	SLOW AND STEADY WINS THE RACE

September 30, 2023

Ariel Global Fund (Continued)

Number of Shares	Common Stocks—94.63%	Value ($)
	Switzerland—5.05%
15,633	Roche Holding AG	4,277,364
2,561	Nestle SA	290,248
		4,567,612
	Taiwan—0.47%
75,000	Catcher Technology Company, Ltd.	424,455
	United Kingdom—9.02%
265,288	GSK plc	4,829,274
863,383	Direct Line Insurance Group plc(a)	1,813,978
29,244	Admiral Group plc	848,128
6,384	Reckitt Benckiser Group plc	451,302
223,833	Vodafone Group plc	209,794
		8,152,476
	United States—34.77%
21,547	Microsoft Corporation	6,803,465
46,849	Philip Morris International, Inc.	4,337,280
126,402	Verizon Communications, Inc.	4,096,689
195,840	Equity Commonwealth	3,597,581
34,541	Gilead Sciences, Inc.	2,588,503
16,429	Johnson & Johnson	2,558,817
31,659	NetApp, Inc.	2,402,285
19,474	Amdocs, Ltd.	1,645,358
12,010	Check Point Software Technologies, Ltd.(a)	1,600,693
24,230	Bristol-Myers Squibb Company	1,406,309
6,091	U.S. Bancorp	201,368
504	CME Group, Inc.	100,911
3,158	Tapestry, Inc.	90,793
		31,430,052
	Total Common Stocks (Cost $69,019,342)	85,547,931

Number of Shares	Preferred Stocks—1.06%	Value ($)
	Brazil—1.06%
178,155	Itau Unibanco Holding SA ADR, 0.54%(d)	956,692
	Total Preferred Stocks (Cost $802,402)	956,692

Number of Shares	Short-Term Investments—1.81%	Value ($)
1,633,065	Northern Institutional Treasury Portfolio, 5.20% (c)	1,633,065
	Total Short-Term Investments (Cost $1,633,065)	1,633,065

	Total Investments—97.50% (Cost $71,454,809)	88,137,688
	Foreign Currency, Other Assets less Liabilities—2.50%	2,261,517
	Net Assets—100.00%	90,399,205

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	35

September 30, 2023

Ariel Global Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

10/12/2023	UBS	AUD	998,210	CHF	586,082	$963

10/12/2023	UBS	USD	580,227	CHF	495,720	37,950

10/12/2023	UBS	USD	2,676,326	CNH	18,995,996	72,036

10/12/2023	UBS	CAD	1,128,649	EUR	761,334	25,770

10/12/2023	UBS	USD	764,894	EUR	678,404	47,286

10/12/2023	UBS	USD	676,459	GBP	516,024	46,809

Subtotal UBS						230,814

10/12/2023	Northern Trust	USD	1,409,095	CHF	1,203,156	92,942

10/12/2023	Northern Trust	SEK	2,472,136	GBP	185,007	640

10/12/2023	Northern Trust	USD	421,745	GBP	321,420	29,550

10/12/2023	Northern Trust	USD	116,489	SGD	157,743	1,033

Subtotal Northern Trust						124,165

10/12/2023	JPMorgan	AUD	1,329,898	CHF	780,754	1,363

10/12/2023	JPMorgan	CAD	3,919,343	CHF	2,548,598	98,122

10/12/2023	JPMorgan	USD	4,797,031	CHF	4,094,113	318,408

10/12/2023	JPMorgan	USD	15,494,133	EUR	13,734,876	965,529

10/12/2023	JPMorgan	USD	7,351,550	GBP	5,599,722	518,807

10/12/2023	JPMorgan	USD	2,845,070	JPY	389,550,694	232,660

Subtotal JPMorgan						2,134,889

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$2,489,868

Open Forward Currency Contracts with Unrealized Depreciation

10/12/2023	UBS	CHF	170,757	AUD	301,500	(7,143)

10/12/2023	UBS	EUR	761,334	CAD	1,120,614	(19,853)

10/12/2023	UBS	NOK	2,089,710	EUR	185,583	(879)

10/12/2023	UBS	EUR	185,583	NOK	2,102,956	(359)

10/12/2023	UBS	CNH	2,805,630	USD	385,004	(361)

10/12/2023	UBS	CNH	6,804,742	USD	933,546	(637)

10/12/2023	UBS	EUR	678,404	USD	734,781	(17,173)

10/12/2023	UBS	GBP	516,024	USD	649,854	(20,205)

Subtotal UBS						(66,610)

10/12/2023	Northern Trust	USD	428,872	SGD	585,997	(35)

10/12/2023	Northern Trust	GBP	321,420	USD	404,800	(12,606)

10/12/2023	Northern Trust	SGD	717,139	USD	545,361	(20,468)

Subtotal Northern Trust						(33,109)

10/12/2023	JPMorgan	EUR	1,043,745	AUD	1,758,448	(27,042)

10/12/2023	JPMorgan	CHF	360,254	CAD	555,970	(15,310)

10/12/2023	JPMorgan	CHF	469,583	CAD	722,377	(18,250)

10/12/2023	JPMorgan	AUD	1,712,607	EUR	1,043,745	(2,445)

10/12/2023	JPMorgan	SEK	7,956,406	EUR	691,347	(2,697)

The accompanying notes are an integral part of the financial statements.

36	SLOW AND STEADY WINS THE RACE

September 30, 2023

Ariel Global Fund (Continued)

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

10/12/2023	JPMorgan	EUR	485,012	SEK	5,774,981	$(15,800)

10/12/2023	JPMorgan	CHF	4,094,113	USD	4,650,922	(172,300)

10/12/2023	JPMorgan	EUR	1,253,707	USD	1,346,960	(20,803)

10/12/2023	JPMorgan	EUR	2,963,965	USD	3,210,385	(75,134)

10/12/2023	JPMorgan	GBP	763,417	USD	959,313	(27,797)

10/12/2023	JPMorgan	GBP	879,129	USD	1,107,204	(34,497)

10/12/2023	JPMorgan	JPY	70,888,108	USD	482,556	(7,165)

10/12/2023	JPMorgan	JPY	179,275,190	USD	1,232,248	(29,990)

Subtotal JPMorgan						(449,230)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(548,949)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$1,940,919

ADR American Depositary Receipt

(a) Non-income producing.

(b) Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c) The rate presented is the 7-day current yield as of September 30, 2023.

(d) Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(e) Amount is less than 0.005%.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	37

Statements of Assets and Liabilities

September 30, 2023

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund

Assets

Investments in Unaffiliated Issuers, at Value (cost $1,967,655,918, $746,398,609 and $55,288,823, respectively)	$2,304,551,522		$983,104,745	$60,227,190

Investments in Affiliated Issuers, at Value (cost $216,435,529)	228,983,228	(a)	—	—

Short-Term Investments, at Value (cost $14,739,731, $37,480,253 and $1,382,327, respectively)	14,739,731		37,480,253	1,382,327

Dividends and Interest Receivable	1,908,000		707,296	31,443

Receivable for Dividend Reclaims	—		—	1,301

Receivable for Fund Shares Sold	1,412,972		227,729	10,541

Prepaid and Other Assets	8,065		7,369	4,240

Total Assets	2,551,603,518		1,021,527,392	61,657,042

Liabilities

Payable for Securities Purchased	—		—	157,183

Payable for Fund Shares Redeemed	826,715		3,214,545	51,991

Other Liabilities	489,741		256,652	40,488

Total Liabilities	1,316,456		3,471,197	249,662

Net Assets	$2,550,287,062		$1,018,056,195	$61,407,380

Net Assets Consist of

Paid-in Capital	$2,128,125,450		$730,662,198	$55,354,725

Distributable Earnings	422,161,612		287,393,997	6,052,655

Net Assets	$2,550,287,062		$1,018,056,195	$61,407,380

Investor Class Shares

Net Assets	$1,144,615,376		$794,113,319	$40,907,624

Shares Outstanding (no par value, unlimited authorized)	17,983,172		20,995,943	3,002,407

Net Asset Value, Offering and Redemption Price per Share	$63.65		$37.82	$13.62

Institutional Class Shares

Net Assets	$1,405,671,686		$223,942,876	$20,499,756

Shares Outstanding (no par value, unlimited authorized)	22,027,125		5,895,433	1,500,211

Net Asset Value, Offering and Redemption Price per Share	$63.82		$37.99	$13.66

(a) See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

38	SLOW AND STEADY WINS THE RACE

Statements of Assets and Liabilities

September 30, 2023

	Ariel International Fund	Ariel Global Fund

Assets

Investments in Unaffiliated Issuers, at Value (cost $512,848,651 and $69,821,744, respectively)	$554,676,087	$86,504,623

Short-Term Investments, at Value (cost $9,247,633 and $1,633,065, respectively)	9,247,633	1,633,065

Foreign Currencies (cost $57,219 and $5,347, respectively)	57,185	5,338

Dividends and Interest Receivable	1,660,949	280,027

Receivable for Dividend Reclaims	3,368,000	379,059

Receivable for Fund Shares Sold	24,687	28

Receivable for Securities and Foreign Currencies Sold	1,517,055	92,269

Unrealized Appreciation on Forward Currency Contracts	2,534,222	2,489,868

Prepaid and Other Assets	4,240	3,582

Total Assets	573,090,058	91,387,859

Liabilities

Payable for Fund Shares Redeemed	2,591,809	373,045

Unrealized Depreciation on Forward Currency Contracts	8,923,530	548,949

Other Liabilities	110,852	66,660

Total Liabilities	11,626,191	988,654

Net Assets	$561,463,867	$90,399,205

Net Assets Consist of

Paid-in Capital	$565,684,183	$65,683,071

Distributable Earnings	(4,220,316)	24,716,134

Net Assets	$561,463,867	$90,399,205

Investor Class Shares

Net Assets	$18,878,827	$12,919,741

Shares Outstanding (no par value, unlimited authorized)	1,405,734	752,401

Net Asset Value, Offering and Redemption Price per Share	$13.43	$17.17

Institutional Class Shares

Net Assets	$542,585,040	$77,479,464

Shares Outstanding (no par value, unlimited authorized)	41,180,269	4,662,858

Net Asset Value, Offering and Redemption Price per Share	$13.18	$16.62

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	39

Statements of Operations

September 30, 2023

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund

Investment Income

Dividends

Unaffiliated Issuers	$37,925,099	(a)	$18,499,960	(a)	$1,438,863	(a)

Affiliated Issuers	70,185	(b)	—		—

Interest	836,323		1,297,769		60,920

Total Investment Income	38,831,607		19,797,729		1,499,783

Expenses

Management Fees	15,472,784		8,035,112		420,684

Distribution Fees (Investor Class)	3,099,989		2,266,270		109,588

Shareholder Service Fees

Investor Class	1,066,922		690,612		23,674

Institutional Class	648,752		63,481		6,065

Transfer Agent Fees and Expenses

Investor Class	220,840		163,795		13,441

Institutional Class	154,772		23,816		2,719

Printing and Postage Expenses

Investor Class	194,662		176,050		10,816

Institutional Class	54,681		13,060		1,936

Trustees’ Fees and Expenses	470,632		196,334		11,319

Professional Fees	201,066		101,442		33,399

Custody Fees and Expenses	29,227		13,851		2,595

Federal and State Registration Fees	62,277		44,360		36,116

Interest Expense	1,636		—		14

Miscellaneous Expenses	304,987		135,857		17,167

Total Expenses Before Reimbursements	21,983,227		11,924,040		689,533

Expense Reimbursements	—		—		(94,526)

Net Expenses	21,983,227		11,924,040		595,007

Net Investment Income	16,848,380		7,873,689		904,776

Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

Unaffiliated Issuers	119,224,932		55,385,069		1,253,464

Affiliated Issuers	1,605,797	(b)	—		—

Total Realized Gain (Loss) on Investments	120,830,729		55,385,069		1,253,464

Change in Net Unrealized Appreciation (Depreciation) on Investments

Unaffiliated Issuers	197,441,918		91,946,891		2,189,136

Affiliated Issuers	7,069,382	(b)	—		—

Total Change in Net Unrealized Appreciation (Depreciation) on Investments	204,511,300		91,946,891		2,189,136

Net Gain (Loss) on Investments	325,342,029		147,331,960		3,442,600

Net Increase (Decrease) in Net Assets Resulting from Operations	$342,190,409		$155,205,649		$4,347,376

(a)	Net of $10,695, $4,181 and $13,342 in foreign taxes withheld, respectively.

(b)	See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

40	SLOW AND STEADY WINS THE RACE

Statements of Operations

September 30, 2023

	Ariel International Fund	Ariel Global Fund
Investment Income
Dividends
Unaffiliated Issuers	$23,267,378 (a)	$7,489,427 (a)
Interest	866,962	284,548
Total Investment Income	24,134,340	7,773,975

Expenses
Management Fees	5,536,756	1,425,176
Distribution Fees (Investor Class)	65,428	32,381
Shareholder Service Fees
Investor Class	24,629	10,433
Institutional Class	146,653	17,296
Transfer Agent Fees and Expenses
Investor Class	6,044	4,723
Institutional Class	73,479	19,660
Printing and Postage Expenses
Investor Class	6,467	4,464
Institutional Class	6,932	2,359
Trustees’ Fees and Expenses	124,135	32,584
Professional Fees	80,777	49,802
Custody Fees and Expenses	181,806	55,489
Administration Fees	48,789	18,315
Fund Accounting Fees	33,628	13,098
Federal and State Registration Fees	40,420	40,114
Interest Expense	3,663	19,852
Miscellaneous Expenses	85,378	29,063
Total Expenses Before Reimbursements	6,464,984	1,774,809
Expense Reimbursements	(305,458)	(154,881)
Net Expenses	6,159,526	1,619,928
Net Investment Income	17,974,814	6,154,047

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on
Investments	357,937	8,397,983
Foreign Currency Transactions	1,136,947	(424,213)
Forward Currency Contracts	(4,695,808)	(2,552,030)
Total Realized Gain (Loss) on Investments	(3,200,924)	5,421,740
Change in Net Unrealized Appreciation (Depreciation) on
Investments	88,913,568	14,476,027
Foreign Currency Translation	734,961	129,952
Forward Currency Contracts	(228,693)	1,220,094
Total Change in Net Unrealized Appreciation (Depreciation) on Investments	89,419,836	15,826,073
Net Gain (Loss) on Investments	86,218,912	21,247,813
Net Increase (Decrease) in Net Assets Resulting from Operations	$104,193,726	$27,401,860

(a) Net of $2,592,681 and $477,914 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	41

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations

Net Investment Income (Loss)	$16,848,380	$14,424,490	$7,873,689	$7,945,993

Net Realized Gain (Loss) on Investments	120,830,729	251,361,016	55,385,069	129,285,977

Change in Net Unrealized Appreciation (Depreciation) on Investments	204,511,300	(1,067,660,535)	91,946,891	(366,228,469)

Net Increase (Decrease) in Net Assets from Operations	342,190,409	(801,875,029)	155,205,649	(228,996,499)

Distributions to Shareholders

Investor Class	(101,883,426)	(97,046,286)	(90,715,608)	(145,741,207)

Institutional Class	(114,645,716)	(85,453,872)	(20,435,907)	(35,858,973)

Total Distributions	(216,529,142)	(182,500,158)	(111,151,515)	(181,600,180)

Share Transactions

Value of Shares Issued

Investor Class	45,557,046	127,988,974	44,265,501	71,643,777

Institutional Class	296,039,638	768,348,012	61,636,934	41,844,015

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	98,914,214	94,785,855	88,774,874	142,088,150

Institutional Class	108,614,831	80,208,725	18,958,974	30,147,443

Value of Shares Redeemed

Investor Class	(173,819,429)	(414,518,582)	(216,729,674)	(142,603,305)

Institutional Class	(269,914,715)	(405,695,734)	(37,698,244)	(86,289,132)

Net Increase (Decrease) in Net Assets from Share Transactions	105,391,585	251,117,250	(40,791,635)	56,830,948

Total Increase (Decrease) in Net Assets	231,052,852	(733,257,937)	3,262,499	(353,765,731)

Net Assets

Beginning of Year	2,319,234,210	3,052,492,147	1,014,793,696	1,368,559,427

End of Year	$2,550,287,062	$2,319,234,210	$1,018,056,195	$1,014,793,696

Capital Share Transactions

Investor Shares

Shares Sold	685,350	1,589,683	1,145,332	1,642,809

Shares Issued to Holders in Reinvestment of Dividends and Distributions	1,545,894	1,118,559	2,302,750	2,980,651

Shares Redeemed	(2,620,755)	(5,238,249)	(5,551,218)	(3,146,326)

Net Increase (Decrease)	(389,511)	(2,530,007)	(2,103,136)	1,477,134

Institutional Shares

Shares Sold	4,464,644	9,487,952	1,544,434	913,369

Shares Issued to Holders in Reinvestment of Dividends and Distributions	1,695,357	946,169	490,193	630,081

Shares Redeemed	(4,060,517)	(5,433,354)	(960,862)	(1,953,945)

Net Increase (Decrease)	2,099,484	5,000,767	1,073,765	(410,495)

The accompanying notes are an integral part of the financial statements.

42	SLOW AND STEADY WINS THE RACE

Statements of Changes in Net Assets

	Ariel Focus Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations

Net Investment Income (Loss)	$904,776	$670,598

Net Realized Gain (Loss) on Investments	1,253,464	4,452,740

Change in Net Unrealized Appreciation (Depreciation) on Investments	2,189,136	(15,159,975)

Net Increase (Decrease) in Net Assets from Operations	4,347,376	(10,036,637)

Distributions to Shareholders

Investor Class	(3,466,117)	(1,693,729)

Institutional Class	(1,485,053)	(625,242)

Total Distributions	(4,951,170)	(2,318,971)

Share Transactions

Value of Shares Issued

Investor Class	3,181,127	10,615,733

Institutional Class	4,563,399	1,997,436

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	3,037,384	1,485,236

Institutional Class	1,474,854	620,010

Value of Shares Redeemed

Investor Class	(5,535,093)	(6,480,100)

Institutional Class	(1,286,681)	(862,549)

Net Increase (Decrease) in Net Assets from Share Transactions	5,434,990	7,375,766

Total Increase (Decrease) in Net Assets	4,831,196	(4,979,842)

Net Assets

Beginning of Year	56,576,184	61,556,026

End of Year	$61,407,380	$56,576,184

Capital Share Transactions

Investor Shares

Shares Sold	222,340	634,013

Shares Issued to Holders in Reinvestment of Dividends and Distributions	208,672	88,283

Shares Redeemed	(387,121)	(397,016)

Net Increase (Decrease)	43,891	325,280
Institutional Shares

Shares Sold	309,289	121,933

Shares Issued to Holders in Reinvestment of Dividends and Distributions	101,225	36,841

Shares Redeemed	(89,069)	(52,213)

Net Increase (Decrease)	321,445	106,561

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	43

Statements of Changes in Net Assets

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations

Net Investment Income (Loss)	$17,974,814	$18,967,758	$6,154,047	$3,998,053

Net Realized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts	(3,200,924)	(20,502,353)	5,421,740	5,379,349

Change in Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Translations and Forward Currency Contracts	89,419,836	(142,492,635)	15,826,073	(24,904,877)

Net Increase (Decrease) in Net Assets from Operations	104,193,726	(144,027,230)	27,401,860	(15,527,475)

Distributions to Shareholders

Investor Class	—	(627,843)	(580,195)	(249,792)

Institutional Class	—	(20,372,157)	(8,547,814)	(3,825,208)

Total Distributions	—	(21,000,000)	(9,128,009)	(4,075,000)

Share Transactions

Value of Shares Issued

Investor Class	8,325,478	9,736,084	2,007,385	1,834,580

Institutional Class	54,976,147	145,069,392	25,812,300	10,987,380

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	—	591,486	508,725	210,705

Institutional Class	—	19,721,601	8,430,299	3,814,546

Value of Shares Redeemed

Investor Class	(15,219,013)	(6,369,822)	(1,521,455)	(1,895,654)

Institutional Class	(192,544,647)	(263,330,220)	(122,188,656)	(45,624,774)

Net Increase (Decrease) in Net Assets from Share Transactions	(144,462,035)	(94,581,479)	(86,951,402)	(30,673,217)

Total Increase (Decrease) in Net Assets	(40,268,309)	(259,608,709)	(68,677,551)	(50,275,692)

Net Assets

Beginning of Year	601,732,176	861,340,885	159,076,756	209,352,448

End of Year	$561,463,867	$601,732,176	$90,399,205	$159,076,756

Capital Share Transactions

Investor Shares

Shares Sold	619,026	704,165	116,780	103,166

Shares Issued to Holders in Reinvestment of Dividends and Distributions	—	40,540	31,024	11,719

Shares Redeemed	(1,116,891)	(455,981)	(87,988)	(105,199)

Net Increase (Decrease)	(497,865)	288,724	59,816	9,686

Institutional Shares

Shares Sold	4,190,135	10,564,298	1,631,875	656,034

Shares Issued to Holders in Reinvestment of Dividends and Distributions	—	1,383,972	531,943	219,479

Shares Redeemed	(14,542,219)	(18,655,274)	(7,334,814)	(2,575,831)

Net Increase (Decrease)	(10,352,084)	(6,707,004)	(5,170,996)	(1,700,318)

The accompanying notes are an integral part of the financial statements.

44	SLOW AND STEADY WINS THE RACE

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Fund (Investor Class)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$60.46	$85.09	$54.40	$63.40	$74.58
Income from Investment Operations
Net Investment Income (Loss)	0.33	0.39	(0.04)	0.50	0.65
Net Realized and Unrealized Gain (Loss) on Investments	8.47	(20.38)	34.33	(5.72)	(6.10)
Total from Investment Operations	8.80	(19.99)	34.29	(5.22)	(5.45)

Distributions to Shareholders
Dividends from Net Investment Income	(0.27)	(0.03)	(0.20)	(0.55)	(0.59)
Distributions from Capital Gains	(5.34)	(4.61)	(3.40)	(3.23)	(5.14)
Total Distributions	(5.61)	(4.64)	(3.60)	(3.78)	(5.73)
Net Asset Value, End of Year	$63.65	$60.46	$85.09	$54.40	$63.40
Total Return	14.56%	(25.05)%	65.59%	(9.03)%	(7.17)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$1,144,615	$1,110,849	$1,778,696	$995,861	$1,302,745
Ratio of Expenses to Average Net Assets	0.99%	0.98%	1.00%	1.04%	1.02%
Ratio of Net Investment Income to Average Net Assets	0.47%	0.31%	0.15%	0.70%	0.97%
Portfolio Turnover Rate	20%	33%	24%	23%	22%

	Year Ended September 30

Ariel Fund (Institutional Class)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$60.64	$85.34	$54.53	$63.55	$74.78
Income from Investment Operations
Net Investment Income (Loss)	0.47	0.38	0.25	0.58	0.74
Net Realized and Unrealized Gain (Loss) on Investments	8.55	(20.17)	34.34	(5.62)	(6.03)
Total from Investment Operations	9.02	(19.79)	34.59	(5.04)	(5.29)

Distributions to Shareholders
Dividends from Net Investment Income	(0.50)	(0.30)	(0.38)	(0.75)	(0.80)
Distributions from Capital Gains	(5.34)	(4.61)	(3.40)	(3.23)	(5.14)
Total Distributions	(5.84)	(4.91)	(3.78)	(3.98)	(5.94)
Net Asset Value, End of Year	$63.82	$60.64	$85.34	$54.53	$63.55
Total Return	14.91%	(24.82)%	66.12%	(8.74)%	(6.86)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$1,405,672	$1,208,385	$1,273,796	$596,645	$742,864
Ratio of Expenses to Average Net Assets	0.68%	0.67%	0.69%	0.72%	0.70%
Ratio of Net Investment Income to Average Net Assets	0.77%	0.65%	0.45%	1.01%	1.31%
Portfolio Turnover Rate	20%	33%	24%	23%	22%

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	45

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Appreciation Fund (Investor Class)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$36.32	$50.93	$38.76	$44.43	$49.48
Income from Investment Operations
Net Investment Income (Loss)	0.33	0.06	0.12	0.48	0.62
Net Realized and Unrealized Gain (Loss) on Investments	5.15	(7.89)	16.31	(2.77)	(2.83)
Total from Investment Operations	5.48	(7.83)	16.43	(2.29)	(2.21)

Distributions to Shareholders
Dividends from Net Investment Income	(0.25)	(0.21)	(0.24)	(0.42)	(0.42)
Distributions from Capital Gains	(3.73)	(6.57)	(4.02)	(2.96)	(2.42)
Total Distributions	(3.98)	(6.78)	(4.26)	(3.38)	(2.84)
Net Asset Value, End of Year	$37.82	$36.32	$50.93	$38.76	$44.43
Total Return	14.95%	(18.50)%	45.27%	(5.93)%	(4.23)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$794,113	$838,963	$1,101,184	$777,404	$996,797
Ratio of Expenses to Average Net Assets	1.12%	1.10%	1.12%	1.15%	1.14%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.57%	0.55%	0.98%	1.05%
Portfolio Turnover Rate	17%	26%	24%	24%	18%

	Year Ended September 30

Ariel Appreciation Fund (Institutional Class)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$36.47	$51.10	$38.86	$44.55	$49.64
Income from Investment Operations
Net Investment Income (Loss)	0.31	0.29	0.36	0.60	0.59
Net Realized and Unrealized Gain (Loss) on Investments	5.32	(8.00)	16.26	(2.77)	(2.68)
Total from Investment Operations	5.63	(7.71)	16.62	(2.17)	(2.09)

Distributions to Shareholders
Dividends from Net Investment Income	(0.38)	(0.35)	(0.36)	(0.56)	(0.58)
Distributions from Capital Gains	(3.73)	(6.57)	(4.02)	(2.96)	(2.42)
Total Distributions	(4.11)	(6.92)	(4.38)	(3.52)	(3.00)
Net Asset Value, End of Year	$37.99	$36.47	$51.10	$38.86	$44.55
Total Return	15.32%	(18.24)%	45.74%	(5.65)%	(3.91)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$223,943	$175,831	$267,375	$196,009	$298,211
Ratio of Expenses to Average Net Assets	0.81%	0.79%	0.81%	0.84%	0.82%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.87%	0.87%	1.26%	1.39%
Portfolio Turnover Rate	17%	26%	24%	24%	18%

The accompanying notes are an integral part of the financial statements.

46	SLOW AND STEADY WINS THE RACE

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Focus Fund (Investor Class)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$13.67	$16.60	$12.13	$12.89	$14.77
Income from Investment Operations
Net Investment Income (Loss)	0.19	0.13	0.16	0.18	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.93	(2.50)	4.65	(0.80)	(1.20)
Total from Investment Operations	1.12	(2.37)	4.81	(0.62)	(1.04)

Distributions to Shareholders
Dividends from Net Investment Income	(0.16)	(0.14)	(0.12)	(0.14)	(0.13)
Distributions from Capital Gains	(1.01)	(0.42)	(0.22)	—	(0.71)
Total Distributions	(1.17)	(0.56)	(0.34)	(0.14)	(0.84)
Net Asset Value, End of Year	$13.62	$13.67	$16.60	$12.13	$12.89
Total Return	7.83%	(14.91)%	40.39%	(4.91)%	(6.86)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$40,907	$40,429	$43,721	$31,852	$40,770
Ratio of Expenses to Average Net Assets, Including Waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.16%	1.13%	1.20%	1.25%	1.23%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.31%	0.91%	0.92%	1.23%	1.30%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.15%	0.78%	0.72%	0.98%	1.07%
Portfolio Turnover Rate	17%	33%	63%	22%	18%

	Year Ended September 30

Ariel Focus Fund (Institutional Class)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$13.70	$16.63	$12.14	$12.89	$14.77
Income from Investment Operations
Net Investment Income (Loss)	0.21	0.18	0.18	0.19	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.96	(2.52)	4.67	(0.78)	(1.20)
Total from Investment Operations	1.17	(2.34)	4.85	(0.59)	(1.01)

Distributions to Shareholders
Dividends from Net Investment Income	(0.20)	(0.17)	(0.14)	(0.16)	(0.16)
Distributions from Capital Gains	(1.01)	(0.42)	(0.22)	—	(0.71)
Total Distributions	(1.21)	(0.59)	(0.36)	(0.16)	(0.87)
Net Asset Value, End of Year	$13.66	$13.70	$16.63	$12.14	$12.89
Total Return	8.05%	(14.72)%	40.73%	(4.69)%	(6.56)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$20,500	$16,147	$17,835	$12,732	$15,552
Ratio of Expenses to Average Net Assets, Including Waivers	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.86%	0.85%	0.86%	0.89%	0.89%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.57%	1.17%	1.14%	1.47%	1.54%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.46%	1.07%	1.03%	1.33%	1.40%
Portfolio Turnover Rate	17%	33%	63%	22%	18%

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	47

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel International Fund (Investor Class)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$11.50	$14.69	$13.68	$13.42	$13.91
Income from Investment Operations
Net Investment Income (Loss)	0.68	0.14	0.36	0.36	0.79
Net Realized and Unrealized Gain (Loss) on Investments	1.25	(2.95)	0.86	0.12	(1.13)
Total from Investment Operations	1.93	(2.81)	1.22	0.48	(0.34)

Distributions to Shareholders
Dividends from Net Investment Income	—	(0.38)	(0.21)	(0.22)	(0.12)
Distributions from Capital Gains	—	—	—	—	(0.03)
Total Distributions	—	(0.38)	(0.21)	(0.22)	(0.15)
Net Asset Value, End of Year	$13.43	$11.50	$14.69	$13.68	$13.42
Total Return	16.78%	(19.70)%	9.00%	3.57%	(2.39)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$18,879	$21,887	$23,717	$21,877	$24,849
Ratio of Expenses to Average Net Assets, Including Waivers	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.28%	1.28%	1.30%	1.33%	1.32%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	2.40%	2.27%	2.41%	1.69%	1.94%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.25%	2.12%	2.24%	1.49%	1.75%
Portfolio Turnover Rate	17%	20%	22%	24%	20%

	Year Ended September 30

Ariel International Fund (Institutional Class)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$11.25	$14.38	$13.39	$13.18	$13.68
Income from Investment Operations
Net Investment Income (Loss)	0.40	0.41	0.34	0.29	0.29
Net Realized and Unrealized Gain (Loss) on Investments	1.53	(3.13)	0.89	0.20	(0.60)
Total from Investment Operations	1.93	(2.72)	1.23	0.49	(0.31)

Distributions to Shareholders
Dividends from Net Investment Income	—	(0.41)	(0.24)	(0.28)	(0.16)
Distributions from Capital Gains	—	—	—	—	(0.03)
Total Distributions	—	(0.41)	(0.24)	(0.28)	(0.19)
Net Asset Value, End of Year	$13.18	$11.25	$14.38	$13.39	$13.18
Total Return	17.16%	(19.51)%	9.26%	3.74%	(2.13)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$542,585	$579,845	$837,624	$599,770	$722,616
Ratio of Expenses to Average Net Assets, Including Waivers	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.92%	0.93%	0.93%	0.96%	0.93%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	2.61%	2.53%	2.75%	1.98%	2.49%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.57%	2.48%	2.70%	1.90%	2.44%
Portfolio Turnover Rate	17%	20%	22%	24%	20%

The accompanying notes are an integral part of the financial statements.

48	SLOW AND STEADY WINS THE RACE

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Global Fund (Investor Class)	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$15.57	$17.65	$15.36	$15.40	$16.48

Income from Investment Operations

Net Investment Income (Loss)	0.49	0.34	0.31	0.27	0.32

Net Realized and Unrealized Gain (Loss) on Investments	1.91	(2.05)	2.12	0.38	(0.92)

Total from Investment Operations	2.40	(1.71)	2.43	0.65	(0.60)

Distributions to Shareholders

Dividends from Net Investment Income	(0.73)	(0.37)	(0.14)	(0.31)	(0.32)

Distributions from Capital Gains	(0.07)	—	—	(0.38)	(0.16)

Total Distributions	(0.80)	(0.37)	(0.14)	(0.69)	(0.48)

Net Asset Value, End of Year	$17.17	$15.57	$17.65	$15.36	$15.40

Total Return	15.64%	(9.99)%	15.91%	4.23%	(3.41)%

Supplemental Data and Ratios

Net Assets, End of Year, in Thousands	$12,920	$10,781	$12,053	$10,733	$12,159

Ratio of Expenses to Average Net Assets, Including Waivers	1.15%	1.13%	1.13%	1.13%	1.13%

Ratio of Expenses to Average Net Assets, Excluding Waivers	1.37%	1.30%	1.36%	1.46%	1.44%

Ratio of Net Investment Income to Average Net Assets, Including Waivers	3.13%	1.93%	1.73%	1.61%	1.85%

Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.90%	1.76%	1.50%	1.28%	1.54%

Portfolio Turnover Rate	31%	19%	24%	23%	29%

	Year Ended September 30

Ariel Global Fund (Institutional Class)	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$15.08	$17.11	$14.87	$14.92	$15.98

Income from Investment Operations

Net Investment Income (Loss)	1.07	0.43	0.25	0.21	0.39

Net Realized and Unrealized Gain (Loss) on Investments	1.30	(2.05)	2.15	0.45	(0.93)

Total from Investment Operations	2.37	(1.62)	2.40	0.66	(0.54)

Distributions to Shareholders

Dividends from Net Investment Income	(0.76)	(0.41)	(0.16)	(0.33)	(0.36)

Distributions from Capital Gains	(0.07)	—	—	(0.38)	(0.16)

Total Distributions	(0.83)	(0.41)	(0.16)	(0.71)	(0.52)

Net Asset Value, End of Year	$16.62	$15.08	$17.11	$14.87	$14.92

Total Return	15.99%	(9.81)%	16.26%	4.48%	(3.18)%

Supplemental Data and Ratios

Net Assets, End of Year, in Thousands	$77,479	$148,296	$197,299	$95,229	$73,724

Ratio of Expenses to Average Net Assets, Including Waivers	0.89%	0.88%	0.88%	0.88%	0.88%

Ratio of Expenses to Average Net Assets, Excluding Waivers	0.97%	0.94%	0.95%	1.01%	0.99%

Ratio of Net Investment Income to Average Net Assets, Including Waivers	3.48%	2.21%	2.16%	1.93%	2.07%

Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	3.40%	2.15%	2.09%	1.80%	1.96%

Portfolio Turnover Rate	31%	19%	24%	23%	29%

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	49

Notes to the Financial Statements

September 30, 2023

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by Ariel Investments, LLC (the “Adviser” or “Ariel”) for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946).

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available. Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. Such prices are provided by approved pricing vendors or other independent pricing sources.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available for any security, a fair value of such security will be determined in good faith by the Adviser, as Board’s Valuation Designee, under procedures adopted and periodically reviewed by the Board and monitored by the Funds’ Valuation Committee.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Non-cash dividends are recorded as investment income at the fair value of the assets received.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events occurring after September 30, 2023 through the date the financial statements were issued and determined that there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

50	SLOW AND STEADY WINS THE RACE

Notes to the Financial Statements

September 30, 2023

The following tables summarize the inputs used as of September 30, 2023 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,548,274,481	$1,020,584,998	$61,609,517

Level 2	—	—	—

Level 3	—	—	—

Total Investments	$2,548,274,481	$1,020,584,998	$61,609,517

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$59,890,758	$—	$—	$59,890,758

Consumer Discretionary	80,510,448	—	—	80,510,448

Consumer Staples	64,742,931	—	—	64,742,931

Energy	3,629,102	—	—	3,629,102

Financials	131,582,046	—	—	131,582,046

Health Care	81,110,005	—	—	81,110,005

Industrials	12,531,966	—	—	12,531,966

Information Technology	41,006,648	—	—	41,006,648

Utilities	74,703,816	—	—	74,703,816

Total Common Stocks	$549,707,720	$—	$—	$549,707,720

Preferred Stocks

Financials	4,968,367	—	—	4,968,367

Short-Term Investments	9,247,633	—	—	9,247,633

Total Investments	$563,923,720	$—	$—	$563,923,720

Other Financial Instruments

Forward Currency Contracts^	$—	$(6,389,308)	$—	$(6,389,308)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$12,028,274	$—	$—	$12,028,274

Consumer Discretionary	8,239,922	—	—	8,239,922

Consumer Staples	5,881,529	3,647,618	—	9,529,147

Financials	13,884,013	—	—	13,884,013

Health Care	17,394,605	—	—	17,394,605

Industrials	318,911	—	—	318,911

Information Technology	14,138,914	424,455	—	14,563,369

Real Estate	3,597,581	—	—	3,597,581

Utilities	5,992,109	—	—	5,992,109

Total Common Stocks	$81,475,858	$4,072,073	$—	$85,547,931

Preferred Stocks

Financials	956,692	—	—	956,692

Short-Term Investments	1,633,065	—	—	1,633,065

Total Investments	$84,065,615	$4,072,073	$—	$88,137,688

Other Financial Instruments

Forward Currency Contracts^	$—	$1,940,919	$—	$1,940,919

*	As of September 30, 2023, the Level 2 investments held were securities subject to fair valuation due to market holidays and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts disclosed in the table represents the net unrealized appreciation (depreciation) as disclosed in the Schedules of Investments.

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”) that govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event.

SLOW AND STEADY WINS THE RACE	51

Notes to the Financial Statements

September 30, 2023

Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as open forward currency contracts with unrealized appreciation (assets) and open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as unrealized appreciation on forward currency contracts (assets) and unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as net realized gain (loss) on foreign currency transactions on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund use forward currency contracts in a strategy designed to reduce tracking error versus their respective benchmarks. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of distributable earnings. The Funds record realized gain (loss) when a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE THREE  |  INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2023 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Purchases	$518,854,005	$186,798,310	$12,070,005	$108,045,879	$50,692,635

Sales	608,260,939	354,730,456	10,633,259	197,359,876	135,836,271

52	SLOW AND STEADY WINS THE RACE

Notes to the Financial Statements

September 30, 2023

NOTE FOUR  |  INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2020 – 2023), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at September 30, 2023 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Cost of investments	$2,253,269,293	$790,022,365	$57,348,731	$532,024,973	$73,630,771

Gross unrealized appreciation	516,934,676	275,223,431	13,490,614	61,683,168	17,018,298

Gross unrealized depreciation	(221,929,488)	(44,660,798)	(9,229,828)	(29,784,421)	(2,511,381)

Net unrealized appreciation (depreciation)	$295,005,188	$230,562,633	$4,260,786	$31,898,747	$14,506,917

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Distributions —The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund

	09/30/23	09/30/22	09/30/23	09/30/22	09/30/23	09/30/22

Distributions From

Ordinary Income	$16,029,152	$41,999,989	$11,151,524	$34,700,053	$1,701,188	$945,990

Long-Term Capital Gains	200,499,990	140,500,169	99,999,991	146,900,127	3,249,982	1,372,981

Total Distributions	$216,529,142	$182,500,158	$111,151,515	$181,600,180	$4,951,170	$2,318,971

			Ariel International Fund		Ariel Global Fund

			09/30/23	09/30/22	09/30/23	09/30/22

Distributions From

Ordinary Income			$—	$21,000,000	$8,417,998	$4,075,000

Long-Term Capital Gains			—	—	710,011	—

Total Distributions			$—	$21,000,000	$9,128,009	$4,075,000

Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to merger adjustments, foreign currency, distribution reclassifications or the utilization of a portion of payments made to redeeming shareholders as a distribution for income tax purposes. Reclassifications recorded at September 30, 2023 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Paid in Capital	$7,209,995	$5,551,368	$24,215	$—	$2,994,210

Undistributed Net Investment Income (Loss)	(807,532)	(609,568)	(234,964)	(1,413,575)	(2,837,837)

Accumulated Net Realized Gain (Loss)	(6,402,463)	(4,941,800)	210,749	1,413,575	(156,373)

SLOW AND STEADY WINS THE RACE	53

Notes to the Financial Statements

September 30, 2023

The components of accumulated earnings at September 30, 2023 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Undistributed Ordinary Income	$22,949,938	$10,762,059	$610,508	$7,699,033	$5,635,633
Undistributed Long- Term Captial Gains	104,206,486	46,069,305	1,181,361	—	4,581,292
Tax Accumulated Earnings	127,156,424	56,831,364	1,791,869	7,699,033	10,216,925
Accumulated Capital and Other Losses	—	—	—	(43,766,541)	—
Unrealized Appreciation (Depreciation)	295,005,188	230,562,633	4,260,786	31,847,192	14,499,209
Total Accumulated Earnings	$422,161,612	$287,393,997	$6,052,655	$(4,220,316)	$24,716,134

At September 30, 2023, short-term and long-term capital losses of $1,024,069 and $42,742,472, respectively, incurred by Ariel International Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

On June 28, 2019, Ariel Fund acquired the assets of Ariel Discovery Fund through a tax free reorganization. Pursuant to IRS Code Sections 381 & 382, Ariel Fund is limited as to how much of Ariel Discovery Fund’s capital loss carry-forward it can use to offset its net capital gains on an annual basis. The annual limitation available to Ariel Fund is $423,143. During the tax year ended September 30, 2023, the Ariel Fund utilized $423,143 of its capital loss carry-forward.

NOTE FIVE  |  INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—The Adviser provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Average Daily Net Assets
First $500 Million	0.65%	0.75%	0.65%	0.80%	0.80%
Next $500 Million	0.60%	0.70%	0.60%	0.80%	0.80%
Over $1 Billion	0.55%	0.65%	0.55%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund

	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class

First $30 million	1.50%	1.50%	—	—

Over $30 million	1.00%	1.00%	—	—

On average daily net assets	—	—	1.00%	0.75%

Expiration of waivers*	—	—	2024	2024

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Notes to the Financial Statements

September 30, 2023

	Ariel International Fund		Ariel Global Fund

	Investor Class	Institutional Class	Investor Class	Institutional Class

On average daily net assets	1.13%	0.88%	1.13%	0.88%

Expiration of waivers*	2024	2024	2024	2024

*	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the year ended September 30, 2023, distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Paid to Distributor	$3,099,989	$2,266,270	$109,588	$65,428	$32,381

Paid to Broker/Dealers	$2,303,480	$1,637,438	$58,451	$54,131	$19,132

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX | FORWARD CURRENCY CONTRACTS

Net realized gain (loss) and the change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statements of Operations as well as the volume of forward currency contracts measured by the number of trades during the year, and the average notional value of the forward currency contracts for the year ended September 30, 2023 were:

	Ariel International Fund	Ariel Global Fund

Net Realized Gain (Loss) on Forward Currency Contracts	$(4,695,808)	$(2,552,030)

Change in Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts	$(228,693)	$1,220,094

Volume of Forward Currency Contracts	83	108

Average Notional Value of Forward Currency Contracts	$9,842,032	$1,848,311

Complete lists of forward currency contracts open as of September 30, 2023 are included in the Schedules of Investments for the respective Fund.

In connection with Rule 18f-4 under the 1940 Act, the Ariel International Fund and Ariel Global Fund have adopted a derivatives risk management program that takes into account how its derivatives use affects its investment portfolio strategy, including whether derivatives are used to increase or decrease portfolio risks or facilitate efficient portfolio management. Rule 18f-4, among other things, limits a Fund’s derivatives exposure through a value-at-risk test and requires such Funds to adopt and implement a derivatives risk management program that is reasonably designed to manage the Funds’ derivatives risks.

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Notes to the Financial Statements

September 30, 2023

NOTE SEVEN  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2023 in securities of a company deemed to be an affiliated company of the Funds as of September 30, 2023:

Security name	Shares Held September 30, 2023	Market Value September 30, 2022	Purchases	Sales	Net realized gain (loss)	Change in unrealized gain (loss)	Market Value September 30, 2023	Dividend Income

Ariel Fund

Common Stocks - 8.98%

Consumer Discretionary - 6.22%

Adtalem Global Education, Inc.(a)	2,188,635	$99,493,009	$—	$18,400,486	$3,922,332	$12,690,487	$93,783,010	$—

Leslie’s, Inc.*(a)	11,465,501	—	110,583,940	—	—	(45,689,204)	64,894,736	—

		$99,493,009	$110,583,940	$18,400,486	$3,922,332	$(32,998,717)	$158,677,746	$—

Energy - 2.76%

Core Laboratories, Inc.	2,928,175	48,056,537	—	17,819,154	(2,316,535)	40,068,099	70,305,482	70,185

Total Common Stocks		$147,549,546	$110,583,940	$36,219,640	$1,605,797	$7,069,382	$228,983,228	$70,185

*This security was not deemed to be an affiliate of the Fund as of September 30, 2022.

(a)Non-income producing.

NOTE EIGHT  |  LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Effective Rate. As of September 30, 2023, there were no outstanding borrowings under the Line.

For the year ended September 30, 2023, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate

Ariel Fund	$7,404,446	1	4.83%

Ariel Focus Fund	32,824	3	5.18%

Ariel International Fund	16,237,043	2	5.58%

Ariel Global Fund	17,553,844	7	5.83%

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Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ARIEL INVESTMENT TRUST:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ariel Investment Trust, comprising the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), including the schedules of investments as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ariel Investment Trust as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

November 14, 2023

We have served as the auditor of one or more Ariel Investment Trust investment companies since 2011.

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Important Supplemental Information

September 30, 2023

2023 TAX INFORMATION

The following information for the fiscal year ended September 30, 2023 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Long term capital gain distributions paid during the year *	$200,499,990	$99,999,991	$3,249,982	$—	$710,012

Dividends received deduction % for corporate shareholders	100%	100%	81%	11%	19%

* Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2024. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund

Creditable foreign taxes paid	$2,517,593	$452,717

Per share amount	$0.0591	$0.0836

Portion of ordinary income distribution derived from foreign sourced income*	89.39%	56.08%

* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to February 2019, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ website at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

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Fund Expense Example

September 30, 2023

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2023 - September 30, 2023.

ACTUAL EXPENSES

The left portion of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)

Fund and Return	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Expenses Paid During Period	Ending Account Value 09/30/23	Expenses Paid During Period	Annualized Expense Ratio

Ariel Fund

Investor Class	$1,000.00	$957.40	$4.76	$1,020.21	$4.91	0.97%

Institutional Class	1,000.00	958.80	3.34	1,021.66	3.45	0.68%

Ariel Appreciation Fund

Investor Class	$1,000.00	$982.30	$5.62	$1,019.40	$5.72	1.13%

Institutional Class	1,000.00	984.20	4.03	1,021.01	4.10	0.81%

Ariel Focus Fund

Investor Class	$1,000.00	$959.90	$4.91	$1,020.05	$5.06	1.00%

Institutional Class	1,000.00	960.60	3.69	1,021.31	3.80	0.75%

Ariel International Fund

Investor Class	$1,000.00	$969.00	$5.58	$1,019.40	$5.72	1.13%

Institutional Class	1,000.00	970.50	4.35	1,020.66	4.46	0.88%

Ariel Global Fund

Investor Class	$1,000.00	$1,000.60	$5.77	$1,019.30	$5.82	1.15%

Institutional Class	1,000.00	1,001.80	4.47	1,020.61	4.51	0.89%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

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Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

INDEPENDENT TRUSTEES:

William C. Dietrich Age: 74	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 1986	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Eric H. Holder, Jr. Age: 72	Trustee, Chair of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected; Trustee since 2019	Senior Counsel, Covington & Burling, since May 2023; Partner, Covington & Burling, 2015 to May 2023

Christopher G. Kennedy Age: 60	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected; Trustee since 1994	Chair, Joseph P. Kennedy Enterprises, Inc. 2012 to 2023; Founder (2012) and Chairman (2012-2018, Emeritus since 2018, Top Box Foods (a non-profit organization) since 2012	Interface Inc.

Kim Y. Lew Age: 57	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020

Stephen C. Mills Age: 63	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2015	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.

James M. Williams Age: 75	Trustee, Chair of Management Contracts Committee, Member of Governance and Audit Committees	Indefinite, until successor elected; Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 97 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:

Mellody L. Hobson Age: 54	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected; Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.

John W. Rogers, Jr. Age: 65	Trustee	Indefinite, until successor elected; Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Nike, Inc.; Ryan Specialty Group Holdings, Inc.; The New York Times Company

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Carlos E. Calderon Age: 40	Vice President	Indefinite, until successor elected since August 29, 2023	Chief Financial Officer, Ariel Investments, LLC and Ariel Alternatives, LLC since June 2021; Vice President and Director of Global Financial Planning and Analysis, Eaton Vance Investment Management, 2017 to June 2021

Wendy D. Fox Age: 61	Chief Compliance Officer and Vice President	Indefinite, until successor elected since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Head Regulatory Counsel, Ariel Investments, LLC since 2023

Tricia Larkin Age: 44	Treasurer	Indefinite, until successor elected since August 29, 2023	Senior Vice President, Ariel Investments, LLC since September 2023; Senior Vice President, Fund Administration, First Eagle Investment Management, LLC, 2019 to September 2023

Emma L. Rodriguez-Ayala Age: 41	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected since 2023	Senior Vice President, General Counsel and Board Secretary, Ariel Investments, LLC and Ariel Alternatives, LLC since 2023; General Counsel and Chief Compliance Officer, LGIM America, 2020 to 2022; Partner in the Investment Management practice at Faegre Drinker Biddle & Reath, 2018 to 2020

Kenneth T. Slovin Age: 56	Vice President	Indefinite, until successor elected since August 29, 2023	Senior Vice President, Head of Global Operations and Technology, Ariel Investments, LLC since October 2022; Director of Global Operations, Ariel Investments, LLC, 2018 to October 2022

Note: Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Important Disclosures

Risks of Investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific Stocks Held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please Read the Funds’ Prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

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Information about the Funds’ Indexes and the GICS Sector Classification Standards

Indexes are unmanaged. An investor cannot invest directly in an index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Inception of this benchmark is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Inception of this benchmark is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is February 1, 1995. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The inception date of this benchmark is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Inception of this benchmark was May 31, 1986. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI ex-US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Inception date of this benchmark was December 8, 1997. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

The sectors shown for the Global strategies are the Global Industry Classification Standard (“GICS”). GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof ), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

SLOW AND STEADY WINS THE RACE	63

Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 arielinvestments.com linkedin.com/company/ariel-investments instagram.com/arielinvestments twitter.com/arielinvests What’s Inside FEAR AND LOATHING IN LAS VEGAS Co-CEOs Mellody Hobson and John W. Rogers, Jr. discuss Sphere Entertainment Company (SPHR) and how experience and expertise convinced us of the uniqueness of the concept and the possibility that an instant icon could be created. A LIGHT AT THE END OF THE TUNNEL Vice Chairman Charlie Bobrinskoy believes we are at or near the end of rate hikes. OUR POSITION ON ARTIFICIAL INTELLIGENCE Chief Investment Officer, Global Equities, Henry Mallari-D’Auria, thinks generative AI models have the potential to affect all facets of the world economy, much like the Internet over the past 25 years. PORTFOLIO COMPANY SPOTLIGHTS Views from our investment team on Direct Line Insurance Group Plc, Interpublic Group of Companies (NYSE: IPG), Mattel, Inc. (NASDAQ: MAT), Prestige Consumer Healthcare, Inc. (NYSE: PBH) and Telefonica Deutschland Holding AG. TPI (4,100) ©11/23 AI–03

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, no revisions were made to the code of ethics.

A copy of the current code of ethics is available on our web site at www.arielinvestments.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2023 and September 30, 2022, were $119,400 and $115,900, respectively.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2023 and September 30, 2022, were $0 and $0, respectively.

For the twelve month periods ended September 30, 2023 and September 30, 2022, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2023 and September 30, 2022 were $22,660 and $22,000, respectively.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2023 and September 30, 2022, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees. The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2023 and September 30, 2022, were $0 and $0, respectively.

For the twelve month periods ended September 30, 2023 and September 30, 2022, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the twelve month periods ended September 30, 2023 and September 30, 2022, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $22,660 and $22,000, respectively.

For the twelve month periods ended September 30, 2023 and September 30, 2022, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date:	December 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date:	December 1, 2023

By:	/s/ Tricia Larkin
Tricia Larkin
Vice President and Treasurer
(Principal Financial Officer)

Date:	December 1, 2023